UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02031

MFS SERIES TRUST V

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

September 30, 2017

MFS® INTERNATIONAL NEW DISCOVERY FUND

MIO-ANN

MFS® INTERNATIONAL NEW DISCOVERY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. Though the U.S. Federal Reserve has continued to gradually hike interest rates, U.S. share prices have reached new highs in recent months. However, rates in most developed markets remain very low, with major central banks outside of the U.S. just now beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers have fallen short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies, which have been boosted in part by a weaker U.S. dollar, are recovering despite lingering concerns over the potential for restrictive U.S. trade policies. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East, which could potentially lead to a clash of interests between the U.S. and other major powers such as China or Russia.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

November 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bunzl PLC	2.7%
Amadeus IT Group S.A.	1.8%
OBIC Co. Ltd.	1.8%
Dollarama, Inc.	1.4%
Croda International PLC	1.3%
Symrise AG	1.1%
Booker Group PLC	1.1%
Paddy Power Betfair PLC	1.1%
Fuji Seal International, Inc	1.1%
Hiscox Ltd.	1.0%

Equity sectors
Financial Services	13.9%
Special Products & Services	13.4%
Technology	9.8%
Basic Materials	9.8%
Retailing	9.5%
Consumer Staples	9.5%
Leisure	6.4%
Autos & Housing	6.4%
Health Care	5.6%
Industrial Goods & Services	5.4%
Utilities & Communications	2.6%
Transportation	1.8%
Energy	0.7%

Issuer country weightings (x)
United Kingdom	20.6%
Japan	18.2%
Germany	7.1%
United States	6.8%
Australia	3.4%
China	3.2%
Hong Kong	3.2%
France	3.0%
India	2.8%
Other Countries	31.7%

Currency exposure weightings (y)
British Pound Sterling	21.7%
Japanese Yen	18.2%
Euro	17.2%
United States Dollar	8.3%
Hong Kong Dollar	4.7%
Australian Dollar	3.4%
Brazilian Real	2.6%
Swiss Franc	2.6%
Indian Rupee	2.6%
Other Currencies	18.7%

2

Portfolio Composition – continued

(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of September 30, 2017.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2017, Class A shares of the MFS International New Discovery Fund (“fund”) provided a total return of 16.69%, at net asset value. This compares with a return of 18.70% for the fund’s benchmark, the MSCI All Country World (ex-US) Small Mid Cap Index (net div).

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by larger economies such as Brazil and Russia emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Though hopes have largely faded for pro-growth US policies, market confidence persists. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set to announce tapering of quantitative easing in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. European growth has reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market contends with below average inventory levels which have weighed on sales. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action has so far been lacking on economic issues involving EM. As a result, emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

4

Management Review – continued

Detractors from Performance

The combination of an underweight position and stock selection in the industrial goods & services sector was a key detractor from performance relative to the MSCI All Country World (ex-US) Small Mid Cap Index, led by the fund’s overweight position in mechanical engineering firm GEA Group (Germany).

Weak security selection in the special products & services sector also hindered relative performance. Within this sector, overweight positions in distribution and outsourcing service provider Bunzl (United Kingdom) and funeral services provider Dignity (United Kingdom) held back relative results. Shares of Bunzl depreciated during the period after the company posted weaker-than-expected margin results.

Stock selection in the leisure sector further weighed on relative results. Within this sector, the fund’s overweight positions in pizza delivery company Domino’s Pizza Group (United Kingdom) and international betting and gaming company Paddy Power Betfair (Ireland) detracted from relative performance. Shares of Domino’s Pizza Group came under pressure, late in the period, as the company reported weaker-than-anticipated like-for-like sales growth and increased competitive pressure within the UK food delivery market.

Stocks in other sectors that held back relative returns included the fund’s positions in shares of parcel delivery services company Yamato Holdings (b) (Japan) and feminine hygiene and adult incontinence products manufacturer Uni-Charm Corp (b) (Japan). Overweighting apparel and footwear producer ABC-Mart (Japan) and internet services provider PChome Online (Taiwan) further detracted from relative results.

The fund’s cash and/or cash equivalents position during the period weakened relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the financial services sector contributed to relative performance. However, there were no individual securities within this sector that were among the fund’s top relative contributors during the reporting period.

The combination of an underweight position and stock selection in the utilities & communications sector also bolstered relative returns. Within this sector, an overweight position in electricity generation and distribution firm CESC Ltd (India) buoyed relative returns.

Security selection in both the retailing and basic materials sectors further benefited relative results. Within the retailing sector, the fund’s holdings of fashion and beauty products maker Christian Dior (b)(h) (France), and an overweight position in dollar store operator Dollarama (Canada), aided relative performance. Shares of Christian Dior rose following the announcement by Bernard Arnault, owner of luxury goods company LVMH and majority shareholder of Christian Dior, that LVMH would acquire Christian Dior to simplify the structure between the two groups. Within the basic materials sector, the fund’s overweight position in packaging systems company Fuji Seal International (Japan) was another top relative contributor for the reporting period.

5

Management Review – continued

Elsewhere, overweight positions in semiconductor equipment manufacturer ASM International N.V. (Hong Kong), beverage manufacturer Super Group (h) (Singapore), human resources solutions provider 51job Inc (China), specialty chemical products maker Sika (Switzerland) and technology services, products and solutions provider Venture Corp (Singapore) helped relative results. Shares of ASM International N.V. advanced, at the beginning of the year, on the back of robust margin expansion and stronger-than-expected growth, specifically in the company’s automotive (electric cars) and industrial applications (factory automation) segments. The fund’s position in shares of tourism and travel IT solutions provider Amadeus IT Group (b) (Spain) further benefited relative returns.

Respectfully,

Portfolio Manager(s)

David Antonelli, Peter Fruzetti, Jose Luis Garcia, and Robert Lau

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 9/30/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 9/30/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/09/97	16.69%	8.98%	4.83%	N/A
B	10/02/00	15.81%	8.16%	4.05%	N/A
C	10/02/00	15.81%	8.16%	4.05%	N/A
I	10/09/97	16.98%	9.25%	5.10%	N/A
R1	4/01/05	15.79%	8.16%	4.05%	N/A
R2	10/31/03	16.41%	8.70%	4.57%	N/A
R3	4/01/05	16.70%	8.97%	4.83%	N/A
R4	4/01/05	16.98%	9.24%	5.10%	N/A
R6	6/01/12	17.10%	9.38%	N/A	11.30%
529A	7/31/02	16.70%	8.98%	4.77%	N/A
529B	7/31/02	16.19%	8.34%	4.09%	N/A
529C	7/31/02	15.75%	8.11%	3.98%	N/A
Comparative benchmark(s)
MSCI All Country World (ex-US) Small Mid Cap Index (net div) (f)		18.70%	8.97%	2.79%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		9.98%	7.69%	4.21%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		11.81%	7.87%	4.05%	N/A
C With CDSC (1% for 12 months) (v)		14.81%	8.16%	4.05%	N/A
529A With initial Sales Charge (5.75%)		9.99%	7.70%	4.15%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		12.19%	8.04%	4.09%	N/A
529C With CDSC (1% for 12 months) (v)		14.75%	8.11%	3.98%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

Benchmark Definition(s)

MSCI All Country World (ex-US) Small Mid Cap Index (net div) – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries, excluding the United States.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2017 through September 30, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2017 through September 30, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/17	Ending Account Value 9/30/17	Expenses Paid During Period (p) 4/01/17-9/30/17
A	Actual	1.29%	$1,000.00	$1,140.61	$6.92
	Hypothetical (h)	1.29%	$1,000.00	$1,018.60	$6.53
B	Actual	2.03%	$1,000.00	$1,136.24	$10.87
	Hypothetical (h)	2.03%	$1,000.00	$1,014.89	$10.25
C	Actual	2.04%	$1,000.00	$1,136.22	$10.92
	Hypothetical (h)	2.04%	$1,000.00	$1,014.84	$10.30
I	Actual	1.04%	$1,000.00	$1,142.05	$5.58
	Hypothetical (h)	1.04%	$1,000.00	$1,019.85	$5.27
R1	Actual	2.04%	$1,000.00	$1,136.21	$10.92
	Hypothetical (h)	2.04%	$1,000.00	$1,014.84	$10.30
R2	Actual	1.54%	$1,000.00	$1,139.05	$8.26
	Hypothetical (h)	1.54%	$1,000.00	$1,017.35	$7.79
R3	Actual	1.29%	$1,000.00	$1,140.40	$6.92
	Hypothetical (h)	1.29%	$1,000.00	$1,018.60	$6.53
R4	Actual	1.04%	$1,000.00	$1,142.13	$5.58
	Hypothetical (h)	1.04%	$1,000.00	$1,019.85	$5.27
R6	Actual	0.94%	$1,000.00	$1,142.24	$5.05
	Hypothetical (h)	0.94%	$1,000.00	$1,020.36	$4.76
529A	Actual	1.29%	$1,000.00	$1,140.78	$6.92
	Hypothetical (h)	1.29%	$1,000.00	$1,018.60	$6.53
529B	Actual	1.69%	$1,000.00	$1,138.11	$9.06
	Hypothetical (h)	1.69%	$1,000.00	$1,016.60	$8.54
529C	Actual	2.08%	$1,000.00	$1,135.79	$11.14
	Hypothetical (h)	2.08%	$1,000.00	$1,014.64	$10.50

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A, Class 529B, and Class 529C shares, this rebate reduced the expense ratios above by 0.05%, 0.02%, and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

9/30/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 93.7%
Issuer	Shares/Par	Value ($)
Aerospace - 1.3%
Cobham PLC	5,481,438	$10,701,850
Embraer S.A., ADR	302,583	6,841,401
Meggitt PLC	1,647,534	11,502,094
MTU Aero Engines AG	155,880	24,862,455
Saab AB, “B”	199,440	10,122,714
Singapore Technologies Engineering Ltd.	5,541,300	14,052,912

		$78,083,426
Airlines - 0.4%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	1,436,722	$7,959,961
Grupo Aeroportuario del Sureste S.A. de C.V., ADR	66,906	12,767,003
Stagecoach Group PLC	2,617,086	5,986,270

		$26,713,234
Alcoholic Beverages - 1.5%
Carlsberg Group	147,199	$16,108,018
China Resources Beer Holdings Co. Ltd.	14,100,000	38,175,918
Davide Campari-Milano S.p.A.	2,484,238	18,027,782
Thai Beverage PCL	29,781,200	19,759,726

		$92,071,444
Apparel Manufacturers - 0.9%
Burberry Group PLC	506,753	$11,951,262
Global Brands Group Holding Ltd. (a)	35,229,138	3,382,387
Pacific Textiles Holdings Ltd.	24,609,000	25,265,526
Stella International Holdings Ltd.	7,097,591	12,411,426

		$53,010,601
Automotive - 2.6%
Autoliv, Inc., SDR	80,720	$9,999,691
ElringKlinger AG (l)	270,538	5,042,440
Ford Otomotiv Sanayi S.A.	290,456	3,717,367
GKN PLC	2,397,446	11,115,518
Hella KGaA Hueck & Co.	295,203	17,401,409
Koito Manufacturing Co. Ltd.	715,000	44,860,253
Mahindra & Mahindra Ltd.	564,553	10,840,334
NGK Spark Plug Co. Ltd	837,800	17,831,868
Tofas Turk Otomobil Fabriikasi A.S.	493,694	4,278,834
USS Co. Ltd.	1,410,200	28,448,380

		$153,536,094

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Biotechnology - 0.3%
Abcam PLC	550,379	$7,522,580
Lonza Group AG	29,817	7,821,054

		$15,343,634
Broadcasting - 0.4%
Nippon Television Holdings, Inc.	610,800	$10,725,979
Proto Corp.	568,700	10,244,434

		$20,970,413
Brokerage & Asset Managers - 2.8%
Computershare Ltd.	1,485,639	$16,862,400
Daiwa Securities Group, Inc.	2,388,000	13,524,749
Hargreaves Lansdown PLC	855,872	16,973,653
IG Group Holdings PLC	1,379,925	11,852,728
Japan Exchange Group, Inc.	145,300	2,570,916
Rathbone Brothers PLC	875,165	30,420,385
Schroders PLC	1,156,966	52,013,719
Yuanta Financial Holding Co. Ltd.	52,189,227	22,545,801

		$166,764,351
Business Services - 14.1%
Aeon Delight Co., Ltd.	295,700	$11,102,711
Ahlsell AB	3,274,852	21,269,711
Amadeus Fire AG	183,730	17,094,086
Amadeus IT Group S.A.	1,659,120	107,830,657
Ashtead Group PLC	521,672	12,575,738
Auto Trader Group PLC	5,800,929	30,509,986
Babcock International Group PLC	1,548,854	17,174,467
Brenntag AG	445,101	24,785,546
Bunzl PLC	5,333,311	162,014,252
Cerved Information Solutions S.p.A.	4,416,412	52,197,573
Cie Plastic Omnium S.A.	208,373	8,913,962
Compass Group PLC	2,792,166	59,227,983
CTS Eventim AG	816,905	35,655,916
DKSH Holding Ltd.	50,944	4,332,358
Doshisha Co. Ltd.	141,800	3,180,655
Edenred	202,894	5,515,410
Elior Group	1,713,061	45,352,536
Elis S.A.	287,878	7,708,205
Intertek Group PLC	707,880	47,257,218
Meitec Corp.	213,000	10,676,028
Midland IC&I Ltd. (a)	21,556,500	1,159,011
Nomura Research Institute Ltd.	897,500	35,014,663
Rightmove PLC	896,695	48,603,558

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Sodexo	340,022	$42,397,496
Travis Perkins PLC	339,763	6,592,489
Zoopla Property Group PLC	5,425,303	26,295,250

		$844,437,465
Cable TV - 0.3%
Eutelsat Communications	206,582	$6,118,631
NOS, SGPS, S.A.	1,896,833	11,747,383

		$17,866,014
Chemicals - 0.5%
Orica Ltd.	1,781,775	$27,631,031

Computer Software - 2.2%
EMIS Group PLC	543,548	$6,719,069
OBIC Business Consultants Co. Ltd.	341,400	17,172,397
OBIC Co. Ltd.	1,687,700	106,188,989

		$130,080,455
Computer Software - Systems - 1.9%
EPAM Systems, Inc. (a)	659,587	$57,997,485
Globant S.A. (a)(l)	180,579	7,235,801
Linx S.A.	1,897,000	11,715,681
Temenos Group AG	125,274	12,781,609
Venture Corp. Ltd.	2,058,100	26,764,631

		$116,495,207
Conglomerates - 0.7%
DCC PLC	409,413	$39,747,041

Construction - 2.4%
Bellway PLC	166,245	$7,344,671
CEMEX Latam Holdings S.A. (a)	1,625,619	6,388,186
DuluxGroup Ltd.	2,661,647	14,614,571
Forterra PLC	860,618	3,208,857
Geberit AG	36,594	17,311,624
Ibstock PLC	2,297,827	7,011,084
PT Indocement Tunggal Prakarsa Tbk.	9,323,800	13,083,363
Reliance Worldwide Corp. (l)	6,753,229	20,871,096
Rinnai Corp.	89,900	7,693,730
Semen Indonesia Persero Tbk PT	4,281,720	3,218,681
Somfy S.A.	64,885	5,982,398
Techtronic Industries Co. Ltd.	5,683,000	30,337,076
Toto Ltd.	145,700	6,137,463

		$143,202,800

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 2.8%
Beiersdorf AG	195,187	$20,999,849
Dabur India Ltd.	4,788,960	22,361,188
Essity AB (a)	485,143	13,199,387
Hengan International Group Co. Ltd.	2,018,000	18,677,531
Kobayashi Pharmaceutical Co. Ltd.	752,800	42,615,739
Milbon Co. Ltd.	241,596	14,664,303
Mitsubishi Pencil Co. Ltd.	104,000	2,609,127
PZ Cussons	404,893	1,734,011
Societe BIC S.A.	49,516	5,934,228
Uni-Charm Corp.	1,169,800	26,779,869

		$169,575,232
Consumer Services - 2.5%
51job, Inc., ADR (a)	567,471	$34,394,418
Asante, Inc.	170,200	2,999,392
Dignity PLC	1,115,132	34,458,024
GAEC Anima Educacao S.A.	1,407,227	10,263,784
Kakaku.com, Inc.	289,200	3,685,517
Kroton Educacional S.A.	2,292,216	14,511,132
Localiza Rent a Car S.A.	621,928	11,332,417
MakeMyTrip Ltd. (a)	528,373	15,190,724
Moneysupermarket.com Group PLC	3,535,965	15,067,454
Park24 Co Ltd.	230,600	5,615,143
Rakuten	119,300	1,300,876

		$148,818,881
Containers - 1.6%
Fuji Seal International, Inc.	2,080,500	$62,863,364
Mayr-Melnhof Karton AG	127,604	18,308,961
Viscofan S.A.	244,274	14,963,707

		$96,136,032
Electrical Equipment - 1.5%
IMI PLC	595,477	$9,918,384
Legrand S.A.	238,002	17,181,472
LS Industrial Systems Co. Ltd.	391,312	18,483,415
OMRON Corp.	103,621	5,276,590
Pfeiffer Vacuum Technology AG	35,673	5,624,400
Spectris PLC	600,437	19,390,512
Voltronic Power Technology Corp.	653,107	11,522,630

		$87,397,403

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - 3.0%
Advantech Co. Ltd.	1,021,748	$7,176,900
ASM International N.V.	520,320	32,894,543
Chroma Ate, Inc.	3,281,000	11,414,903
Halma PLC	1,384,817	20,783,333
Hirose Electric Co. Ltd.	83,693	11,781,356
Infineon Technologies AG	754,396	18,964,771
Iriso Electronics Co. Ltd.	306,160	16,025,616
JEOL Ltd.	1,008,000	5,123,981
Silicon Motion Technology Corp., ADR (l)	441,600	21,210,048
Stanley Electric Co. Ltd.	922,131	31,591,335

		$176,966,786
Energy - Independent - 0.2%
Gran Tierra Energy, Inc. (a)	4,872,154	$11,050,448
TORC Oil & Gas Ltd. (l)	771,099	3,800,648

		$14,851,096
Engineering - Construction - 0.2%
JGC Corp.	257,000	$4,159,049
Toshiba Plant Kensetsu Co. Ltd.	291,000	4,892,886

		$9,051,935
Entertainment - 0.3%
Merlin Entertainments PLC	1,661,319	$9,917,576
PVR Ltd.	298,840	5,512,436

		$15,430,012
Food & Beverages - 4.4%
Arca Continental S.A.B. de C.V.	656,089	$4,484,896
AVI Ltd.	2,791,436	20,185,141
BRF S.A. (a)	817,500	11,788,272
Britvic PLC	728,348	7,373,577
Chr. Hansen Holding A.S.	43,597	3,739,111
Coca-Cola Bottlers Japan, Inc.	134,700	4,369,296
Coca-Cola HBC AG	320,235	10,835,151
Ezaki Glico Co. Ltd.	389,000	20,534,637
Greencore Group PLC	5,919,179	15,561,995
Gruma S.A.B. de C.V.	452,144	6,610,340
Kerry Group PLC	229,702	22,068,999
Kikkoman Corp.	264,600	8,136,112
Marine Harvest A.S.A.	1,459,159	28,855,238
Orion Corp./Republic of Korea (a)	286,203	24,238,609
P/f Bakkafrost	811,217	37,268,416
S Foods, Inc.	205,100	7,974,339

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
Shenguan Holdings Group Ltd.	13,203,505	$701,451
Tate & Lyle PLC	488,682	4,246,598
Tingyi (Cayman Islands) Holdings Corp.	16,592,000	24,978,483

		$263,950,661
Food & Drug Stores - 3.2%
Booker Group PLC	24,278,342	$66,692,604
Clicks Group Ltd.	2,471,155	28,844,363
Cosmos Pharmaceutical Corp.	69,800	15,582,102
Dairy Farm International Holdings Ltd.	3,910,509	30,071,814
Lawson, Inc.	154,300	10,215,819
Matsumotokiyoshi Holdings Co. Ltd.	45,400	3,038,098
Raia Drogasil S.A.	283,024	6,702,177
San-A Co. Ltd.	151,100	6,727,492
Sundrug Co. Ltd.	560,200	23,199,574

		$191,074,043
Forest & Paper Products - 0.3%
Fibria Celulose S.A.	1,169,000	$15,816,002

Furniture & Appliances - 0.8%
Coway Co. Ltd.	281,962	$23,140,899
SEB S.A.	92,428	16,954,149
Zojirushi Corp. (l)	751,300	7,197,524

		$47,292,572
Gaming & Lodging - 1.2%
Paddy Power Betfair PLC	645,513	$64,095,566
Shangri-La Asia Ltd.	3,848,000	7,132,859

		$71,228,425
General Merchandise - 2.6%
B&M European Value Retail S.A.	3,400,790	$17,663,159
Dollarama, Inc.	789,645	86,403,712
Lojas Renner S.A.	992,400	11,299,100
Seria Co. Ltd.	733,400	40,735,392

		$156,101,363
Health Maintenance Organizations - 0.2%
Odontoprev S.A.	1,818,755	$8,860,771
Qualicorp S.A.	388,165	4,645,013

		$13,505,784

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - 2.8%
Admiral Group PLC	354,924	$8,641,618
AUB Group Ltd.	2,782,560	28,025,097
Hiscox Ltd.	3,535,658	60,643,605
Jardine Lloyd Thompson Group PLC	1,478,438	24,248,748
Samsung Fire & Marine Insurance Co. Ltd.	87,962	21,503,785
Sony Financial Holdings, Inc.	876,900	14,385,758
XL Group Ltd.	176,539	6,964,464

		$164,413,075
Internet - 0.2%
PChome Online, Inc.	2,696,504	$14,094,311
Scout24 AG	21,250	868,992

		$14,963,303
Leisure & Toys - 0.1%
Shimano, Inc.	35,100	$4,675,841

Machinery & Tools - 1.9%
Aalberts Industries N.V.	242,140	$11,706,408
Fujitsu General Ltd.	131,000	2,649,687
GEA Group AG	830,887	37,798,155
Nissei ASB Machine Co. Ltd.	233,300	9,381,760
Obara Group, Inc.	82,200	4,653,312
Rotork PLC	1,912,024	6,671,740
Shima Seiki Manufacturing Ltd.	172,900	9,096,361
Spirax-Sarco Engineering PLC	278,609	20,626,817
T.K. Corp.	828,332	6,718,649
THK Co., Ltd.	207,700	7,069,460

		$116,372,349
Major Banks - 0.1%
Grupo Supervielle S.A.	210,021	$5,185,418

Medical & Health Technology & Services - 0.7%
Hogy Medical Co. Ltd.	39,800	$2,822,519
Instituto Hermes Pardini S.A.	1,174,900	11,425,705
Miraca Holdings, Inc.	99,000	4,601,377
Ramsay Health Care Ltd.	219,473	10,721,789
Sonic Healthcare Ltd.	685,791	11,248,209

		$40,819,599
Medical Equipment - 3.3%
Ansell Ltd.	1,332,982	$23,295,768
Fisher & Paykel Healthcare Corp. Ltd.	6,286,957	58,034,858

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - continued
Nakanishi, Inc.	466,000	$21,079,227
Nihon Kohden Corp.	521,600	11,273,328
Smith & Nephew PLC	1,810,084	32,695,909
Sonova Holding AG	158,220	26,845,196
Terumo Corp.	366,600	14,416,396
William Demant Holdings A/S (a)	301,880	7,968,625

		$195,609,307
Metals & Mining - 0.8%
Iluka Resources Ltd.	3,084,883	$22,987,930
MOIL Ltd.	7,942,728	23,200,742

		$46,188,672
Natural Gas - Distribution - 0.9%
China Resources Gas Group Ltd.	9,300,000	$32,382,610
Italgas SpA	2,977,041	16,713,183
Nippon Gas Co. Ltd.	128,400	3,988,074

		$53,083,867
Network & Telecom - 0.5%
VTech Holdings Ltd.	2,112,665	$30,777,469

Oil Services - 0.5%
Aker Solutions ASA (a)	2,934,303	$15,525,335
TechnipFMC PLC (a)	456,574	12,635,315

		$28,160,650
Other Banks & Diversified Financials - 5.2%
Aeon Financial Service Co. Ltd.	730,200	$15,256,167
AEON Thana Sinsap Public Co. Ltd.	2,759,200	8,356,198
Bank of Ireland (a)	466,929	3,824,413
Chiba Bank Ltd.	2,538,451	18,159,992
Credicorp Ltd.	117,507	24,091,285
E.Sun Financial Holding Co. Ltd.	56,253,898	33,669,973
Federal Bank Ltd.	18,342,466	31,633,172
FinecoBank, S.p.A.	2,267,886	20,103,108
Grupo Financiero Inbursa S.A. de C.V.	4,419,076	8,083,439
Julius Baer Group Ltd.	275,408	16,296,668
Jyske Bank	621,431	35,857,198
Public Bank Berhad	4,513,977	21,850,963
Shizuoka Bank Ltd.	1,025,000	9,218,396
Shriram Transport Finance Co. Ltd.	2,094,085	33,802,866
Sydbank A/S	778,238	32,297,572

		$312,501,410

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - 1.1%
Genomma Lab Internacional S.A., “B” (a)	7,522,626	$9,658,374
Hypermarcas S.A.	817,509	8,311,507
Santen Pharmaceutical Co. Ltd.	2,042,300	32,179,497
Taiko Pharmaceutical Co. Ltd. (l)	165,800	3,453,768
Virbac SA (a)	101,695	14,958,059

		$68,561,205
Pollution Control - 0.3%
Daiseki Co. Ltd.	792,300	$19,954,483

Precious Metals & Minerals - 0.4%
Agnico-Eagle Mines Ltd.	516,614	$23,347,516

Railroad & Shipping - 0.1%
Pacific Basin Shipping Ltd. (a)	17,685,752	$3,984,705
Precious Shipping Public Co. Ltd. (a)	13,259,027	4,492,564

		$8,477,269
Real Estate - 3.0%
Ascendas India Trust, REIT	31,933,900	$25,072,508
City Developments Ltd.	3,038,700	25,381,305
Concentradora Fibra Danhos S.A. de C.V., REIT	2,727,321	4,671,342
Concentradora Fibra Hotelera Mexicana S.A. de C.V., REIT	6,297,382	4,862,229
Deutsche Wohnen SE	793,769	33,698,548
Fibra Uno Administracion S.A. de C.V., REIT	4,412,850	7,444,413
Hibernia PLC, REIT	4,778,191	8,612,199
LEG Immobilien AG	491,425	49,711,974
Midland Holdings Ltd. (a)(h)	43,113,000	12,031,638
PLA Administratora Industrial, S.A. de R.L. de C.V.	3,690,449	6,363,542
TAG Immobilien AG	237,520	3,991,908

		$181,841,606
Restaurants - 3.0%
Ajisen (China) Holdings Ltd.	12,368,037	$5,620,683
Alsea S.A.B. de C.V.	1,527,116	5,616,198
Cafe De Coral Holdings Ltd.	9,892,000	30,771,622
Domino’s Pizza Enterprises Ltd. (l)	249,207	8,956,800
Domino’s Pizza Group PLC	13,429,634	55,822,690
Greggs PLC	703,591	11,756,865
Heian Ceremony Service Co.	306,167	2,592,998
Jollibee Foods Corp.	1,686,170	8,092,368
Whitbread PLC	312,265	15,758,266
Yum China Holdings, Inc. (a)	899,200	35,941,024

		$180,929,514

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - 5.5%
Air Water, Inc.	376,000	$6,936,912
Croda International PLC	1,473,304	74,882,442
Elementis PLC	956,822	3,473,321
IMCD Group NV	218,300	13,385,495
Japan Pure Chemical Co. Ltd.	41,700	1,010,213
Kansai Paint Co. Ltd.	1,037,000	26,098,947
Mexichem S.A.B de C.V.	3,051,226	8,056,175
Nihon Parkerizing Co. Ltd.	761,100	12,174,894
PT Astra Agro Lestari Tbk	15,352,000	16,954,562
PTT Global Chemical PLC	13,241,500	30,572,579
Sika AG	8,126	60,461,434
SK KAKEN Co. Ltd.	58,000	4,731,749
Symrise AG	885,210	67,241,183
Tikkurila Oyj	145,978	2,658,709

		$328,638,615
Specialty Stores - 2.9%
ABC-Mart, Inc.	362,200	$19,119,911
Card Factory PLC	704,875	2,910,105
Dufry AG (a)	56,035	8,899,864
Esprit Holdings Ltd. (a)	6,185,199	3,452,234
Howden Joinery Group PLC	2,075,162	11,984,890
Just Eat PLC (a)	2,567,993	23,003,824
MonotaRO Co. Ltd. (l)	182,400	4,879,129
Nitori Co. Ltd.	174,900	25,009,029
Ryohin Keikaku Co. Ltd.	51,600	15,201,422
Shimamura Co. Ltd.	52,800	6,334,592
Super Retail Group Ltd.	2,496,652	15,804,076
Takeaway.com Holding B.V. (a)	531,364	23,365,451
XXL ASA	1,044,604	11,377,914

		$171,342,441
Telecommunications - Wireless - 0.2%
Infrastrutture Wireless Italiane S.p.A. (n)	1,387,784	$9,185,243

Telephone Services - 0.9%
Bezeq - The Israel Telecommunication Corp. Ltd.	6,073,425	$8,678,531
Cellnex Telecom S.A.U.	1,266,238	28,973,531
PT XL Axiata Tbk (a)	9,609,807	2,668,400
TDC A.S.	2,666,167	15,621,187

		$55,941,649
Tobacco - 0.3%
Swedish Match AB	481,706	$16,896,881

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Trucking - 1.2%
DSV A.S.	475,837	$35,996,214
Kintetsu World Express, Inc.	277,200	4,596,802
Yamato Holdings Co. Ltd.	1,658,300	33,475,481

		$74,068,497
Utilities - Electric Power - 0.7%
CESC Ltd.	1,620,179	$24,476,311
Equatorial Energia S.A.	386,800	7,480,385
Transmissora Alianca de Energia Eletrica S.A., IEU	998,354	7,013,680

		$38,970,376
Utilities - Water - 0.0%
Companhia de Saneamento Basico do Estado de Sao Paulo	27,000	$283,712
Total Common Stocks (Identified Cost, $3,895,602,113)		$5,594,339,404

Preferred Stocks - 1.1%
Consumer Products - 0.4%
Henkel AG & Co. KGaA	173,051	$23,551,512

Metals & Mining - 0.1%
Gerdau S.A.	2,442,600	$8,514,375

Specialty Chemicals - 0.6%
Fuchs Petrolub SE	604,462	$35,784,979
Total Preferred Stocks (Identified Cost, $33,117,426)		$67,850,866

	Strike Price	First Exercise
Warrants - 0.0%
Railroad & Shipping - 0.0%
Precious Shipping Public Co. Ltd. (1 share for 1 warrant) (Identified Cost, $0) (a)	THB 18	6/30/17	467,490	$35,885

Investment Companies (h) - 4.3%
Money Market Funds - 4.3%
MFS Institutional Money Market Portfolio, 1.11% (v) (Identified Cost, $256,194,145)			256,218,781	$256,218,781

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Collateral for Securities Loaned - 0.5%
JPMorgan U.S. Government Money Market Fund, 0.94% (j) (Identified Cost, $31,203,986)	31,203,986	$31,203,986

Other Assets, Less Liabilities - 0.4%		21,165,644
Net Assets - 100.0%		$5,970,814,566

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $268,250,419 and $5,681,398,503, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $9,185,243, representing 0.2% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IEU	International Equity Unit
PCL	Public Company Limited
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depository Receipt

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

THB	Thailand Baht

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $36,984,017 of securities on loan (identified cost, $3,940,804,732)	$5,681,398,503
Investments in affiliated issuers, at value (identified cost, $275,312,938)	268,250,419
Cash	873,473
Foreign currency, at value (identified cost, $45,802)	45,747
Receivables for
Investments sold	55,258,201
Fund shares sold	19,872,612
Dividends	15,999,052
Other assets	2,391
Total assets	$6,041,700,398
Liabilities
Payables for
Investments purchased	$11,129,530
Fund shares reacquired	22,253,150
Collateral for securities loaned, at value (c)	31,203,986
Payable to affiliates
Investment adviser	430,156
Shareholder servicing costs	1,867,536
Distribution and service fees	40,797
Program manager fee	40
Payable for independent Trustees’ compensation	2,093
Deferred country tax expense payable	3,283,475
Accrued expenses and other liabilities	675,069
Total liabilities	$70,885,832
Net assets	$5,970,814,566
Net assets consist of
Paid-in capital	$4,155,980,821
Unrealized appreciation (depreciation) (net of $3,283,475 deferred country tax)	1,730,271,932
Accumulated net realized gain (loss)	29,821,839
Undistributed net investment income	54,739,974
Net assets	$5,970,814,566
Shares of beneficial interest outstanding	175,495,190

(c)	Non-cash collateral is not included.

24

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,224,653,593	36,645,847	$33.42
Class B	15,119,880	467,214	32.36
Class C	152,036,053	4,784,476	31.78
Class I	1,876,294,751	54,531,905	34.41
Class R1	3,928,174	126,590	31.03
Class R2	52,892,420	1,626,747	32.51
Class R3	174,620,555	5,269,589	33.14
Class R4	330,370,164	9,883,509	33.43
Class R6	2,131,042,093	61,854,948	34.45
Class 529A	7,539,871	229,211	32.89
Class 529B	297,141	9,538	31.15
Class 529C	2,019,871	65,616	30.78

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $35.46 [100 / 94.25 x $33.42] and $34.90 [100 / 94.25 x $32.89], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$108,374,048
Dividends from affiliated issuers	4,170,243
Income on securities loaned	490,704
Other	13,850
Interest	2,179
Foreign taxes withheld	(7,108,568)
Total investment income	$105,942,456
Expenses
Management fee	$46,317,538
Distribution and service fees	5,453,181
Shareholder servicing costs	4,718,419
Program manager fees	8,820
Administrative services fee	643,914
Independent Trustees’ compensation	48,420
Custodian fee	1,271,180
Reimbursement of custodian expenses	(90,446)
Shareholder communications	490,521
Audit and tax fees	87,889
Legal fees	61,351
Miscellaneous	327,351
Total expenses	$59,338,138
Fees paid indirectly	(5,607)
Reduction of expenses by investment adviser and distributor	(979,545)
Net expenses	$58,352,986
Net investment income (loss)	$47,589,470
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $825,989 country tax)	$97,918,642
Affiliated issuers	(130,379)
Foreign currency	(649,447)
Net realized gain (loss)	$97,138,816
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $2,628,868 increase in deferred country tax)	$705,907,483
Affiliated issuers	1,630,673
Translation of assets and liabilities in foreign currencies	283,154
Net unrealized gain (loss)	$707,821,310
Net realized and unrealized gain (loss)	$804,960,126
Change in net assets from operations	$852,549,596

See Notes to Financial Statements

26

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/17	9/30/16
Change in net assets
From operations
Net investment income (loss)	$47,589,470	$50,241,595
Net realized gain (loss)	97,138,816	91,302,033
Net unrealized gain (loss)	707,821,310	343,398,879
Change in net assets from operations	$852,549,596	$484,942,507
Distributions declared to shareholders
From net investment income	$(66,937,519)	$(50,927,230)
From net realized gain	(49,042,020)	—
Total distributions declared to shareholders	$(115,979,539)	$(50,927,230)
Change in net assets from fund share transactions	$456,299,410	$(454,099,616)
Total change in net assets	$1,192,869,467	$(20,084,339)
Net assets
At beginning of period	4,777,945,099	4,798,029,438
At end of period (including undistributed net investment income of $54,739,974 and $52,416,570, respectively)	$5,970,814,566	$4,777,945,099

See Notes to Financial Statements

27

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$29.34		$26.70	$27.64	$27.41	$23.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	(c)	$0.26	$0.25	$0.27	$0.27
Net realized and unrealized gain (loss)	4.54		2.62	(0.88)	0.26	4.17
Total from investment operations	$4.74		$2.88	$(0.63)	$0.53	$4.44
Less distributions declared to shareholders
From net investment income	$(0.36)		$(0.24)	$(0.31)	$(0.30)	$(0.26)
From net realized gain	(0.30)		—	—	—	—
Total distributions declared to shareholders	$(0.66)		$(0.24)	$(0.31)	$(0.30)	$(0.26)
Net asset value, end of period (x)	$33.42		$29.34	$26.70	$27.64	$27.41
Total return (%) (r)(s)(t)(x)	16.69	(c)	10.87	(2.30)	1.93	19.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	(c)	1.37	1.37	1.36	1.39
Expenses after expense reductions (f)	1.30	(c)	1.33	1.32	1.34	1.39
Net investment income (loss)	0.68	(c)	0.92	0.88	0.96	1.07
Portfolio turnover	17		13	15	14	15
Net assets at end of period (000 omitted)	$1,224,654		$1,359,996	$1,405,724	$1,555,607	$1,581,384

See Notes to Financial Statements

28

Financial Highlights – continued

Class B	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$28.40		$25.83	$26.68	$26.40	$22.34
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02	)(c)	$0.04	$0.03	$0.03	$0.04
Net realized and unrealized gain (loss)	4.41		2.55	(0.85)	0.28	4.06
Total from investment operations	$4.39		$2.59	$(0.82)	$0.31	$4.10
Less distributions declared to shareholders
From net investment income	$(0.13)		$(0.02)	$(0.03)	$(0.03)	$(0.04)
From net realized gain	(0.30)		—	—	—	—
Total distributions declared to shareholders	$(0.43)		$(0.02)	$(0.03)	$(0.03)	$(0.04)
Net asset value, end of period (x)	$32.36		$28.40	$25.83	$26.68	$26.40
Total return (%) (r)(s)(t)(x)	15.81	(c)	10.04	(3.06)	1.18	18.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	(c)	2.12	2.12	2.11	2.14
Expenses after expense reductions (f)	2.05	(c)	2.08	2.07	2.10	2.13
Net investment income (loss)	(0.06	)(c)	0.16	0.11	0.12	0.19
Portfolio turnover	17		13	15	14	15
Net assets at end of period (000 omitted)	$15,120		$17,469	$18,975	$23,690	$33,509

Class C	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$27.93		$25.42	$26.32	$26.14	$22.17
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01	)(c)	$0.05	$0.03	$0.06	$0.08
Net realized and unrealized gain (loss)	4.32		2.50	(0.83)	0.25	3.99
Total from investment operations	$4.31		$2.55	$(0.80)	$0.31	$4.07
Less distributions declared to shareholders
From net investment income	$(0.16)		$(0.04)	$(0.10)	$(0.13)	$(0.10)
From net realized gain	(0.30)		—	—	—	—
Total distributions declared to shareholders	$(0.46)		$(0.04)	$(0.10)	$(0.13)	$(0.10)
Net asset value, end of period (x)	$31.78		$27.93	$25.42	$26.32	$26.14
Total return (%) (r)(s)(t)(x)	15.81	(c)	10.06	(3.04)	1.17	18.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	(c)	2.12	2.12	2.11	2.14
Expenses after expense reductions (f)	2.05	(c)	2.08	2.07	2.10	2.14
Net investment income (loss)	(0.04	)(c)	0.17	0.12	0.21	0.32
Portfolio turnover	17		13	15	14	15
Net assets at end of period (000 omitted)	$152,036		$166,306	$166,327	$184,614	$184,560

See Notes to Financial Statements

29

Financial Highlights – continued

Class I	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$30.20		$27.48	$28.45	$28.20	$23.88
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	(c)	$0.33	$0.33	$0.36	$0.35
Net realized and unrealized gain (loss)	4.63		2.71	(0.92)	0.26	4.29
Total from investment operations	$4.95		$3.04	$(0.59)	$0.62	$4.64
Less distributions declared to shareholders
From net investment income	$(0.44)		$(0.32)	$(0.38)	$(0.37)	$(0.32)
From net realized gain	(0.30)		—	—	—	—
Total distributions declared to shareholders	$(0.74)		$(0.32)	$(0.38)	$(0.37)	$(0.32)
Net asset value, end of period (x)	$34.41		$30.20	$27.48	$28.45	$28.20
Total return (%) (r)(s)(t)(x)	16.98	(c)	11.14	(2.07)	2.19	19.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	(c)	1.12	1.12	1.11	1.14
Expenses after expense reductions (f)	1.05	(c)	1.08	1.07	1.10	1.14
Net investment income (loss)	1.03	(c)	1.15	1.13	1.24	1.34
Portfolio turnover	17		13	15	14	15
Net assets at end of period (000 omitted)	$1,876,295		$1,670,850	$1,779,171	$1,871,618	$1,530,692

Class R1	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$27.32		$24.82	$25.61	$25.52	$21.64
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01	)(c)	$0.05	$0.02	$0.04	$0.17
Net realized and unrealized gain (loss)	4.21		2.45	(0.81)	0.26	3.80
Total from investment operations	$4.20		$2.50	$(0.79)	$0.30	$3.97
Less distributions declared to shareholders
From net investment income	$(0.19)		$—	$—	$(0.21)	$(0.09)
From net realized gain	(0.30)		—	—	—	—
Total distributions declared to shareholders	$(0.49)		$—	$—	$(0.21)	$(0.09)
Net asset value, end of period (x)	$31.03		$27.32	$24.82	$25.61	$25.52
Total return (%) (r)(s)(t)(x)	15.79	(c)	10.07	(3.08)	1.17	18.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	(c)	2.12	2.12	2.11	2.15
Expenses after expense reductions (f)	2.05	(c)	2.08	2.07	2.10	2.15
Net investment income (loss)	(0.02	)(c)	0.19	0.06	0.17	0.70
Portfolio turnover	17		13	15	14	15
Net assets at end of period (000 omitted)	$3,928		$3,265	$3,260	$7,403	$8,642

See Notes to Financial Statements

30

Financial Highlights – continued

Class R2	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$28.56		$25.98	$26.90	$26.72	$22.66
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	(c)	$0.18	$0.16	$0.19	$0.22
Net realized and unrealized gain (loss)	4.41		2.57	(0.85)	0.25	4.06
Total from investment operations	$4.54		$2.75	$(0.69)	$0.44	$4.28
Less distributions declared to shareholders
From net investment income	$(0.29)		$(0.17)	$(0.23)	$(0.26)	$(0.22)
From net realized gain	(0.30)		—	—	—	—
Total distributions declared to shareholders	$(0.59)		$(0.17)	$(0.23)	$(0.26)	$(0.22)
Net asset value, end of period (x)	$32.51		$28.56	$25.98	$26.90	$26.72
Total return (%) (r)(s)(t)(x)	16.37	(c)	10.61	(2.57)	1.65	19.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	(c)	1.62	1.62	1.61	1.64
Expenses after expense reductions (f)	1.55	(c)	1.58	1.57	1.60	1.64
Net investment income (loss)	0.46	(c)	0.66	0.60	0.70	0.89
Portfolio turnover	17		13	15	14	15
Net assets at end of period (000 omitted)	$52,892		$54,065	$60,527	$75,355	$76,634

Class R3	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$29.11		$26.50	$27.45	$27.23	$23.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	(c)	$0.25	$0.24	$0.27	$0.29
Net realized and unrealized gain (loss)	4.48		2.61	(0.88)	0.26	4.12
Total from investment operations	$4.70		$2.86	$(0.64)	$0.53	$4.41
Less distributions declared to shareholders
From net investment income	$(0.37)		$(0.25)	$(0.31)	$(0.31)	$(0.27)
From net realized gain	(0.30)		—	—	—	—
Total distributions declared to shareholders	$(0.67)		$(0.25)	$(0.31)	$(0.31)	$(0.27)
Net asset value, end of period (x)	$33.14		$29.11	$26.50	$27.45	$27.23
Total return (%) (r)(s)(t)(x)	16.70	(c)	10.85	(2.33)	1.94	19.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	(c)	1.37	1.37	1.36	1.39
Expenses after expense reductions (f)	1.30	(c)	1.33	1.32	1.34	1.39
Net investment income (loss)	0.73	(c)	0.92	0.88	0.96	1.15
Portfolio turnover	17		13	15	14	15
Net assets at end of period (000 omitted)	$174,621		$157,360	$145,450	$155,509	$144,977

See Notes to Financial Statements

31

Financial Highlights – continued

Class R4	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$29.36		$26.72	$27.67	$27.43	$23.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	(c)	$0.32	$0.32	$0.33	$0.34
Net realized and unrealized gain (loss)	4.52		2.64	(0.89)	0.27	4.16
Total from investment operations	$4.81		$2.96	$(0.57)	$0.60	$4.50
Less distributions declared to shareholders
From net investment income	$(0.44)		$(0.32)	$(0.38)	$(0.36)	$(0.32)
From net realized gain	(0.30)		—	—	—	—
Total distributions declared to shareholders	$(0.74)		$(0.32)	$(0.38)	$(0.36)	$(0.32)
Net asset value, end of period (x)	$33.43		$29.36	$26.72	$27.67	$27.43
Total return (%) (r)(s)(t)(x)	16.98	(c)	11.16	(2.07)	2.19	19.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	(c)	1.12	1.12	1.11	1.14
Expenses after expense reductions (f)	1.05	(c)	1.08	1.07	1.10	1.14
Net investment income (loss)	0.96	(c)	1.15	1.15	1.15	1.36
Portfolio turnover	17		13	15	14	15
Net assets at end of period (000 omitted)	$330,370		$312,467	$337,705	$350,430	$416,387

Class R6	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$30.24		$27.51	$28.48	$28.22	$23.88
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	(c)	$0.38	$0.37	$0.40	$0.38
Net realized and unrealized gain (loss)	4.64		2.70	(0.93)	0.25	4.28
Total from investment operations	$4.99		$3.08	$(0.56)	$0.65	$4.66
Less distributions declared to shareholders
From net investment income	$(0.48)		$(0.35)	$(0.41)	$(0.39)	$(0.32)
From net realized gain	(0.30)		—	—	—	—
Total distributions declared to shareholders	$(0.78)		$(0.35)	$(0.41)	$(0.39)	$(0.32)
Net asset value, end of period (x)	$34.45		$30.24	$27.51	$28.48	$28.22
Total return (%) (r)(s)(t)(x)	17.10	(c)	11.30	(1.96)	2.31	19.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	(c)	1.00	1.00	1.00	1.02
Expenses after expense reductions (f)	0.94	(c)	0.95	0.95	0.99	1.02
Net investment income (loss)	1.13	(c)	1.32	1.27	1.36	1.48
Portfolio turnover	17		13	15	14	15
Net assets at end of period (000 omitted)	$2,131,042		$1,027,737	$872,671	$823,847	$652,771
See Notes to Financial Statements

32

Financial Highlights – continued

Class 529A	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$28.90		$26.31	$27.25	$27.03	$22.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	(c)	$0.25	$0.24	$0.28	$0.26
Net realized and unrealized gain (loss)	4.44		2.59	(0.87)	0.24	4.12
Total from investment operations	$4.66		$2.84	$(0.63)	$0.52	$4.38
Less distributions declared to shareholders
From net investment income	$(0.37)		$(0.25)	$(0.31)	$(0.30)	$(0.25)
From net realized gain	(0.30)		—	—	—	—
Total distributions declared to shareholders	$(0.67)		$(0.25)	$(0.31)	$(0.30)	$(0.25)
Net asset value, end of period (x)	$32.89		$28.90	$26.31	$27.25	$27.03
Total return (%) (r)(s)(t)(x)	16.67	(c)	10.87	(2.31)	1.92	19.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.42	(c)	1.47	1.47	1.46	1.49
Expenses after expense reductions (f)	1.30	(c)	1.33	1.33	1.34	1.40
Net investment income (loss)	0.74	(c)	0.93	0.88	0.98	1.06
Portfolio turnover	17		13	15	14	15
Net assets at end of period (000 omitted)	$7,540		$6,193	$5,911	$6,174	$5,740

Class 529B	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$27.51		$24.85	$25.67	$25.50	$21.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	(c)	$0.20	$0.01	$0.02	$0.06
Net realized and unrealized gain (loss)	4.22		2.46	(0.80)	0.26	3.90
Total from investment operations	$4.30		$2.66	$(0.79)	$0.28	$3.96
Less distributions declared to shareholders
From net investment income	$(0.36)		$—	$(0.03)	$(0.11)	$(0.08)
From net realized gain	(0.30)		—	—	—	—
Total distributions declared to shareholders	$(0.66)		$—	$(0.03)	$(0.11)	$(0.08)
Net asset value, end of period (x)	$31.15		$27.51	$24.85	$25.67	$25.50
Total return (%) (r)(s)(t)(x)	16.19	(c)	10.70	(3.06)	1.11	18.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	(c)	1.61	2.22	2.20	2.24
Expenses after expense reductions (f)	1.71	(c)	1.50	2.11	2.13	2.17
Net investment income (loss)	0.30	(c)	0.76	0.04	0.06	0.27
Portfolio turnover	17		13	15	14	15
Net assets at end of period (000 omitted)	$297		$330	$344	$499	$748

See Notes to Financial Statements

33

Financial Highlights – continued

Class 529C	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$27.08		$24.66	$25.56	$25.41	$21.59
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02	)(c)	$0.04	$0.02	$0.04	$0.06
Net realized and unrealized gain (loss)	4.18		2.43	(0.80)	0.24	3.89
Total from investment operations	$4.16		$2.47	$(0.78)	$0.28	$3.95
Less distributions declared to shareholders
From net investment income	$(0.16)		$(0.05)	$(0.12)	$(0.13)	$(0.13)
From net realized gain	(0.30)		—	—	—	—
Total distributions declared to shareholders	$(0.46)		$(0.05)	$(0.12)	$(0.13)	$(0.13)
Net asset value, end of period (x)	$30.78		$27.08	$24.66	$25.56	$25.41
Total return (%) (r)(s)(t)(x)	15.75	(c)	10.03	(3.08)	1.09	18.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.17	(c)	2.22	2.22	2.21	2.24
Expenses after expense reductions (f)	2.10	(c)	2.12	2.12	2.14	2.19
Net investment income (loss)	(0.08	)(c)	0.14	0.09	0.15	0.27
Portfolio turnover	17		13	15	14	15
Net assets at end of period (000 omitted)	$2,020		$1,909	$1,965	$2,015	$1,913

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

34

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International New Discovery Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have

35

Notes to Financial Statements – continued

been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from

36

Notes to Financial Statements – continued

quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$1,231,084,940	$—	$—	$1,231,084,940
Japan	1,085,545,225	—	—	1,085,545,225
Germany	423,078,123	—	—	423,078,123
Australia	201,018,766	—	—	201,018,766
China	190,872,118	—	—	190,872,118
Hong Kong	190,777,765	—	—	190,777,765
France	177,016,547	—	—	177,016,547
India	167,017,773	—	—	167,017,773
Brazil	156,805,114	—	—	156,805,114
Other Countries	1,795,588,444	43,421,340	—	1,839,009,784
Mutual Funds	287,422,767	—	—	287,422,767
Total	$5,906,227,582	$43,421,340	$—	$5,949,648,922

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $1,742,387,197 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign

37

Notes to Financial Statements – continued

currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $36,984,017. The fair value of the fund’s investment securities on loan and a related liability of $31,203,986 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $7,177,928. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain

38

Notes to Financial Statements – continued

indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net

39

Notes to Financial Statements – continued

asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 9/30/17	Year ended 9/30/16
Ordinary income (including any short-term capital gains)	$66,937,519	$50,927,230
Long-term capital gains	49,042,020	—
Total distributions	$115,979,539	$50,927,230

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/17
Cost of investments	$4,272,692,203
Gross appreciation	1,866,847,339
Gross depreciation	(189,890,620)
Net unrealized appreciation (depreciation)	$1,676,956,719
Undistributed ordinary income	73,228,131
Undistributed long-term capital gain	65,072,160
Other temporary differences	(423,265)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after

40

Notes to Financial Statements – continued

purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/17	Year ended 9/30/16	Year ended 9/30/17	Year ended 9/30/16
Class A	$15,904,675	$12,649,875	$13,268,167	$—
Class B	75,647	16,424	173,248	—
Class C	914,080	285,680	1,734,531	—
Class I	25,451,336	20,669,811	17,408,705	—
Class R1	23,948	—	37,807	—
Class R2	531,389	378,775	556,493	—
Class R3	1,977,228	1,396,765	1,602,692	—
Class R4	4,651,039	3,997,456	3,188,527	—
Class R6	17,312,942	11,471,066	10,981,873	—
Class 529A	79,915	57,447	65,382	—
Class 529B	4,044	—	3,379	—
Class 529C	11,276	3,931	21,216	—
Total	$66,937,519	$50,927,230	$49,042,020	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period October 1, 2016 through January 26, 2017, the management fee was computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.975%
Next $4.5 billion of average daily net assets	0.925%
Average daily net assets in excess of $5 billion	0.85%

The investment adviser had agreed in writing to reduce its management fee to 0.90% of average daily net assets in excess of $1 billion up to $3 billion, 0.85% of average daily net assets in excess of $3 billion up to $5 billion, 0.80% of average daily net assets in excess of $5 billion up to $10 billion, and 0.75% of average daily net assets in excess of $10 billion. This written agreement terminated on January 26, 2017. For the period from October 1, 2016 through January 26, 2017, this management fee reduction amounted to $554,486, which is included in the reduction of total expenses in the Statement of Operations.

Effective January 27, 2017, the management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.975%
Next $500 million of average daily net assets	0.925%
Next $2 billion of average daily net assets	0.90%
Next $2 billion of average daily net assets	0.85%
Next $5 billion of average daily net assets	0.80%
Average daily net assets in excess of $10 billion	0.75%

41

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended September 30, 2017, this management fee reduction amounted to $397,175, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2017 was equivalent to an annual effective rate of 0.88% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $220,503 and $3,345 for the year ended September 30, 2017, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,032,121
Class B	0.75%	0.25%	1.00%	1.00%	154,382
Class C	0.75%	0.25%	1.00%	1.00%	1,537,462
Class R1	0.75%	0.25%	1.00%	1.00%	34,465
Class R2	0.25%	0.25%	0.50%	0.50%	258,790
Class R3	—	0.25%	0.25%	0.25%	398,354
Class 529A	—	0.25%	0.25%	0.20%	16,482
Class 529B	0.75%	0.25%	1.00%	0.60%	1,885
Class 529C	0.75%	0.25%	1.00%	1.00%	19,240
Total Distribution and Service Fees					$5,453,181

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2017, this rebate amounted to $19,231, $276, $544, $22, $3,258, $58, and $84 for Class A, Class B, Class C, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the period October 1, 2016 through December 31, 2016 and July 1, 2017 through September 30, 2017, the 0.75% distribution fee was not imposed for Class 529B shares.

42

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2017, were as follows:

Amount
Class A	$7,657
Class B	22,328
Class C	9,261
Class 529B	—
Class 529C	25

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on January 31, 2019, unless MFD elects to extend the waiver. For the year ended September 30, 2017, this waiver amounted to $4,411 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended September 30, 2017 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2017, were as follows:

	Fee	Waiver
Class 529A	$6,593	$3,298
Class 529B	304	152
Class 529C	1,923	961
Total Program Manager Fees and Waivers	$8,820	$4,411

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2017, the fee was $294,031, which equated to 0.0057% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,424,388.

43

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2017 was equivalent to an annual effective rate of 0.0125% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan resulted in an expense of $276 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under the Retirement Deferral plan amounted to $2,078 at September 30, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended September 30, 2017, the fee paid by the fund under this agreement was $9,330 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

44

Notes to Financial Statements – continued

On March 16, 2016, MFS redeemed 9,940 shares of Class I for an aggregate amount of $278,912. On March 16, 2017, MFS redeemed 16,507 shares of Class I for an aggregate amount of $493,902.

On September 20, 2017, MFS redeemed 1,399 shares of Class I for an aggregate amount of $48,196.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended September 30, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,551,684 and $285,834, respectively. The sales transactions resulted in net realized gains (losses) of $24,737.

(4) Portfolio Securities

For the year ended September 30, 2017, purchases and sales of investments, other than short-term obligations, aggregated $1,166,018,992 and $843,360,021, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/17		Year ended 9/30/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,363,845	$218,553,700	6,881,321	$189,470,183
Class B	39,701	1,141,454	55,836	1,492,217
Class C	437,378	12,399,785	446,803	11,808,622
Class I	27,137,335	820,380,006	20,788,526	600,445,049
Class R1	47,968	1,319,416	24,135	619,191
Class R2	461,502	13,325,819	459,669	12,433,386
Class R3	1,344,748	39,960,676	1,747,783	48,271,134
Class R4	2,454,278	73,472,650	2,891,984	79,564,016
Class R5	31,737,739	1,000,028,395	5,391,304	154,278,347
Class 529A	41,161	1,201,136	23,249	636,582
Class 529B	396	11,184	768	19,941
Class 529C	8,770	249,728	8,100	207,447
	71,074,821	$2,182,043,949	38,719,478	$1,099,246,115

45

Notes to Financial Statements – continued

	Year ended 9/30/17		Year ended 9/30/16
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,003,762	$27,242,093	432,759	$11,896,538
Class B	9,233	244,108	600	16,057
Class C	92,254	2,394,906	9,699	255,383
Class I	1,264,221	35,259,112	582,138	16,439,574
Class R1	2,436	61,755	—	—
Class R2	39,145	1,035,781	13,224	354,527
Class R3	133,033	3,579,920	51,201	1,396,765
Class R4	267,985	7,259,724	135,818	3,729,566
Class R5	963,817	26,890,489	378,352	10,688,458
Class 529A	5,440	145,297	2,121	57,447
Class 529B	292	7,423	—	—
Class 529C	1,291	32,492	154	3,931
	3,782,909	$104,153,100	1,606,066	$44,838,246

Shares reacquired
Class A	(18,074,047)	$(529,404,354)	(13,612,270)	$(378,113,518)
Class B	(196,788)	(5,644,105)	(175,927)	(4,732,373)
Class C	(1,700,501)	(48,588,451)	(1,044,378)	(27,591,944)
Class I	(29,199,512)	(918,602,826)	(30,795,167)	(870,726,340)
Class R1	(43,343)	(1,174,751)	(35,938)	(920,819)
Class R2	(767,021)	(22,365,982)	(909,164)	(24,749,990)
Class R3	(1,613,561)	(48,009,095)	(1,882,885)	(51,330,806)
Class R4	(3,481,599)	(103,600,004)	(5,022,588)	(138,120,624)
Class R5	(4,833,297)	(151,077,498)	(3,500,329)	(100,382,150)
Class 529A	(31,672)	(919,134)	(35,741)	(994,426)
Class 529B	(3,152)	(88,483)	(2,623)	(68,179)
Class 529C	(14,936)	(422,956)	(17,425)	(452,808)
	(59,959,429)	$(1,829,897,639)	(57,034,435)	$(1,598,183,977)

Net change
Class A	(9,706,440)	$(283,608,561)	(6,298,190)	$(176,746,797)
Class B	(147,854)	(4,258,543)	(119,492)	(3,224,099)
Class C	(1,170,869)	(33,793,760)	(587,876)	(15,527,939)
Class I	(797,956)	(62,963,708)	(9,424,504)	(253,841,717)
Class R1	7,061	206,420	(11,802)	(301,628)
Class R2	(266,374)	(8,004,382)	(436,272)	(11,962,077)
Class R3	(135,780)	(4,468,499)	(83,901)	(1,662,907)
Class R4	(759,336)	(22,867,630)	(1,994,785)	(54,827,042)
Class R5	27,868,259	875,841,386	2,269,328	64,584,654
Class 529A	14,929	427,299	(10,372)	(300,397)
Class 529B	(2,464)	(69,876)	(1,854)	(48,237)
Class 529C	(4,875)	(140,736)	(9,171)	(241,430)
	14,898,301	$456,299,410	(16,708,891)	$(454,099,616)

46

Notes to Financial Statements – continued

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, and the MFS Aggresstive Growth Allocation Fund were the owners of record of approximately 15%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Moderate Allocation Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2017, the fund’s commitment fee and interest expense were $34,946 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
AUB Group		3,359,189	—	(576,629)	2,782,560
MFS Institutional Money Market Portfolio		229,470,550	676,656,607	(649,908,376)	256,218,781
Midland Holdings Ltd.		43,113,000	—	—	43,113,000

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
AUB Group	$(119,766)	$5,451,449	$—	$1,030,431	$28,025,097
MFS Institutional Money Market Portfolio	(10,613)	25,220	—	1,849,053	256,218,781
Midland Holdings Ltd.	—	(3,845,996)	—	1,290,759	12,031,638
Total	$(130,379)	$1,630,673	$—	$4,170,243	$296,275,516

47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and Shareholders of MFS International New Discovery Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International New Discovery Fund (the Fund) (one of the series constituting the MFS Series Trust V) as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International New Discovery Fund (one of the series constituting the MFS Series Trust V) at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 15, 2017

48

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

50

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

51

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

52

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

53

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Claredon Street Boston, MA 02116
Portfolio Manager(s)
David Antonelli
Peter Fruzzetti
Jose Luis Garcia
Robert Lau

54

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

55

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2016, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s three-year performance as compared to its benchmark improved for the period ended December 31, 2016, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by

56

Board Review of Investment Advisory Agreement – continued

Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million, $1 billion, $3 billion, $5 billion and $10 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the

Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

57

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

58

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

59

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $60,185,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $106,251,949. The fund intends to pass through foreign tax credits of $7,281,909 for the fiscal year.

60

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

61

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

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ANNUAL REPORT

September 30, 2017

MFS® RESEARCH FUND

MFR-ANN

MFS® RESEARCH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. Though the U.S. Federal Reserve has continued to gradually hike interest rates, U.S. share prices have reached new highs in recent months. However, rates in most developed markets remain very low, with major central banks outside of the U.S. just now beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers have fallen short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies, which have been boosted in part by a weaker U.S. dollar, are recovering despite lingering concerns over the potential for restrictive U.S. trade policies. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East, which could potentially lead to a clash of interests between the U.S. and other major powers such as China or Russia.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

November 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Citigroup, Inc.	2.8%
Facebook, Inc., “A”	2.7%
Visa, Inc., “A”	2.6%
Alphabet, Inc., “A”	2.5%
Amazon.com, Inc.	2.2%
Pfizer, Inc.	2.0%
Apple, Inc.	1.8%
Honeywell International, Inc.	1.6%
PNC Financial Services Group, Inc.	1.6%
U.S. Bancorp	1.5%

Global equity sectors
Technology	21.0%
Financial Services	18.1%
Health Care	14.1%
Capital Goods	13.6%
Consumer Cyclicals	12.4%
Energy	8.9%
Consumer Staples	6.7%
Telecommunications/Cable Television (s)	4.1%

(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of September 30, 2017.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2017, Class A shares of the MFS Research Fund (“fund”) provided a total return of 17.46%, at net asset value. This compares with a return of 18.61% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by larger economies such as Brazil and Russia emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Though hopes have largely faded for pro-growth US policies, market confidence persists. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set to announce tapering of quantitative easing in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. European growth has reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market contends with below average inventory levels which have weighed on sales. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement,

3

Management Review – continued

significant additional policy action has so far been lacking on economic issues involving EM. As a result, emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

Detractors from Performance

Weak stock selection in the consumer cyclicals sector was a primary detractor from the fund’s performance relative to the S&P 500 Index. Within this sector, the fund’s overweight position in apparel and footwear retailer Urban Outfitters held back relative results. The share price of Urban Outfitters came under pressure as a result of a higher tax rate and foreign exchange headwinds. Additionally, weaker-than-expected same-store sales and increased shipping and logistics costs further weighed on the stock.

Stock selection in the financial services sector also held back relative returns. Here, the fund’s position in real estate investment trusts Store Capital (b) and Tanger Factory Outlet Centers (b)(h) hindered relative performance. The share price of Tanger Factory Outlet Centers weakened during the period given lower same-store sales growth reflecting a decrease in occupancy levels. Additionally, not owning shares of global financial services company JPMorgan Chase, and the timing of the fund’s ownership in shares of financial services firm Bank of America, also dampened relative returns. Shares of banking firms, including Bank of America and JPMorgan Chase, increased early in the period, benefiting from a rally in the financial sector on prospects of higher interest rates, stronger growth and regulatory relief after President-elect Donald Trump won the US election.

Elsewhere, not owning shares of aerospace company Boeing and computer graphics processors maker NVIDIA hampered relative performance. Additionally, overweight positions in independent oil and gas exploration company Pioneer Natural Resources (h), beauty products manufacturer Coty and medical device maker Medtronic also detracted from relative results.

Contributors to Performance

Stock selection in the telecommunications/cable television sector contributed to relative performance. Within this sector, not owning shares of telecommunication services provider AT&T, and an overweight position in broadcast and communication tower management firm American Tower, boosted relative returns. Shares of AT&T depreciated during the period as revenues came in below expectations across the board. The company attributed the shortfall to postpaid subscriber losses in the wireless segment as competitive forces within the industry started to take their toll.

Stock selection within both the health care and capital goods sectors also aided relative returns. Within the health care sector, there were no individual stocks that were among the fund’s largest relative contributors during the period. Within the capital goods sector, not owning shares of diversified industrial conglomerate General Electric supported relative results. Shares of General Electric underperformed the benchmark during the period after management cut earnings guidance for full-year 2017. The weakness was driven by variable cost pressures, fixed cost under-absorption and one-time expenses in the company’s Power and Oil & Gas segments, as well as weaker-than-expected cash flow generation.

4

Management Review – continued

Elsewhere, the fund’s overweight positions in diversified financial services firms Citigroup, PNC Financial Services Group and Goldman Sachs (h) and custom IT consulting and technology services provider Cognizant Technologies, and not owning shares of wireless communications software company QUALCOMM, aided relative performance. Shares of Citigroup appreciated early in the period as the company posted favorable results driven by stronger-than-expected FICC trading and Costco credit card metrics. Furthermore, since the US presidential election, banks outperformed the broader markets on prospects of higher interest rates, stronger growth and regulatory relief. Additionally, holdings of online and mobile commerce company Alibaba Group, and an underweight position in integrated oil and gas company Exxon Mobil (h), also bolstered relative returns.

Respectfully,

Portfolio Manager(s)

Joseph MacDougall

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/13/71	17.46%	13.25%	7.54%
B	9/07/93	16.59%	12.40%	6.76%
C	1/03/94	16.61%	12.41%	6.75%
I	1/02/97	17.74%	13.53%	7.83%
R1	4/01/05	16.59%	12.40%	6.75%
R2	10/31/03	17.19%	12.96%	7.29%
R3	4/01/05	17.46%	13.24%	7.55%
R4	4/01/05	17.77%	13.53%	7.82%
R6	5/01/06	17.83%	13.62%	7.83%
Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		18.61%	14.22%	7.44%
Average annual with sales charge
A With initial Sales Charge (5.75%)		10.71%	11.92%	6.91%
B With CDSC (Declining over six years from 4% to 0%) (v)		12.59%	12.15%	6.76%
C With CDSC (1% for 12 months) (v)		15.61%	12.41%	6.75%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

7

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2017 through September 30, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2017 through September 30, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/17	Ending Account Value 9/30/17	Expenses Paid During Period (p) 4/01/17-9/30/17
A	Actual	0.82%	$1,000.00	$1,085.84	$4.29
	Hypothetical (h)	0.82%	$1,000.00	$1,020.96	$4.15
B	Actual	1.57%	$1,000.00	$1,081.78	$8.19
	Hypothetical (h)	1.57%	$1,000.00	$1,017.20	$7.94
C	Actual	1.57%	$1,000.00	$1,081.82	$8.19
	Hypothetical (h)	1.57%	$1,000.00	$1,017.20	$7.94
I	Actual	0.58%	$1,000.00	$1,087.01	$3.03
	Hypothetical (h)	0.58%	$1,000.00	$1,022.16	$2.94
R1	Actual	1.58%	$1,000.00	$1,081.63	$8.24
	Hypothetical (h)	1.58%	$1,000.00	$1,017.15	$7.99
R2	Actual	1.07%	$1,000.00	$1,084.50	$5.59
	Hypothetical (h)	1.07%	$1,000.00	$1,019.70	$5.42
R3	Actual	0.83%	$1,000.00	$1,085.82	$4.34
	Hypothetical (h)	0.83%	$1,000.00	$1,020.91	$4.20
R4	Actual	0.58%	$1,000.00	$1,087.10	$3.03
	Hypothetical (h)	0.58%	$1,000.00	$1,022.16	$2.94
R6	Actual	0.49%	$1,000.00	$1,087.35	$2.56
	Hypothetical (h)	0.49%	$1,000.00	$1,022.61	$2.48

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class B shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

9/30/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.2%
Issuer	Shares/Par	Value ($)
Aerospace - 4.1%
Honeywell International, Inc.	610,690	$86,559,201
Leidos Holdings, Inc.	524,821	31,079,900
Northrop Grumman Corp.	185,352	53,329,477
United Technologies Corp.	410,429	47,642,598

		$218,611,176
Alcoholic Beverages - 1.1%
Constellation Brands, Inc., “A”	196,863	$39,264,325
Molson Coors Brewing Co.	272,731	22,265,759

		$61,530,084
Apparel Manufacturers - 1.7%
Hanesbrands, Inc. (l)	954,706	$23,523,956
NIKE, Inc., “B”	1,346,272	69,804,203

		$93,328,159
Biotechnology - 1.1%
Biogen, Inc. (a)	183,645	$57,502,922

Brokerage & Asset Managers - 1.9%
Blackstone Group LP	1,511,923	$50,452,870
NASDAQ, Inc.	511,272	39,659,369
TMX Group Ltd.	246,964	13,953,887

		$104,066,126
Business Services - 5.6%
Accenture PLC, “A”	360,107	$48,639,653
Cognizant Technology Solutions Corp., “A”	661,301	47,970,775
DXC Technology Co.	626,888	53,837,141
Equifax, Inc.	208,597	22,109,196
Fidelity National Information Services, Inc.	533,359	49,810,397
Fiserv, Inc. (a)	270,966	34,943,775
Global Payments, Inc.	484,501	46,042,130

		$303,353,067
Cable TV - 1.6%
Altice USA, Inc. (a)	465,284	$12,706,906
Comcast Corp., “A”	1,946,906	74,916,943

		$87,623,849

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Chemicals - 3.5%
Celanese Corp.	329,161	$34,321,618
CF Industries Holdings, Inc.	801,530	28,181,795
DowDuPont, Inc.	904,296	62,604,412
PPG Industries, Inc.	573,081	62,270,981

		$187,378,806
Computer Software - 2.1%
Adobe Systems, Inc. (a)	340,374	$50,776,993
Salesforce.com, Inc. (a)	671,168	62,700,515

		$113,477,508
Computer Software - Systems - 2.9%
Apple, Inc.	631,319	$97,298,884
Constellation Software, Inc.	53,907	29,410,259
SS&C Technologies Holdings, Inc.	726,151	29,154,963

		$155,864,106
Construction - 0.9%
Sherwin-Williams Co.	136,900	$49,015,676

Consumer Products - 0.9%
Coty, Inc., “A”	1,441,369	$23,825,829
Newell Brands, Inc.	633,110	27,014,804

		$50,840,633
Consumer Services - 0.9%
Priceline Group, Inc. (a)	27,419	$50,199,254

Containers - 0.6%
Berry Global Group, Inc. (a)	593,151	$33,602,004

Electrical Equipment - 1.4%
Johnson Controls International PLC	1,290,218	$51,982,883
Sensata Technologies Holding B.V. (a)	464,168	22,312,556

		$74,295,439
Electronics - 1.8%
Analog Devices, Inc.	564,069	$48,605,826
Broadcom Corp.	195,888	47,510,675

		$96,116,501
Energy - Independent - 2.2%
EOG Resources, Inc.	662,444	$64,084,832
EQT Corp.	505,165	32,956,965

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - continued
Noble Energy, Inc.	658,699	$18,680,704

		$115,722,501
Energy - Integrated - 1.0%
BP PLC, ADR	1,441,140	$55,383,010

Entertainment - 1.9%
Six Flags Entertainment Corp.	364,073	$22,186,609
Time Warner, Inc.	541,020	55,427,499
Twenty-First Century Fox, Inc.	975,020	25,721,027

		$103,335,135
Food & Beverages - 3.2%
Blue Buffalo Pet Products, Inc. (l)(a)	827,502	$23,459,682
Cal-Maine Foods, Inc. (l)(a)	689,027	28,319,010
Mondelez International, Inc.	865,161	35,177,446
PepsiCo, Inc.	613,840	68,400,191
TreeHouse Foods, Inc. (a)	231,488	15,678,682

		$171,035,011
General Merchandise - 1.8%
Costco Wholesale Corp.	338,279	$55,575,857
Dollar Tree, Inc. (a)	478,016	41,501,349

		$97,077,206
Health Maintenance Organizations - 1.5%
Cigna Corp.	211,810	$39,595,761
UnitedHealth Group, Inc.	200,721	39,311,208

		$78,906,969
Insurance - 2.5%
Aon PLC	553,507	$80,867,373
Chubb Ltd.	373,136	53,190,537

		$134,057,910
Internet - 7.3%
Alibaba Group Holding Ltd., ADR (a)	186,012	$32,126,132
Alphabet, Inc., “A” (a)(s)	135,773	132,204,886
Alphabet, Inc., “C” (a)	49,591	47,563,224
Facebook, Inc., “A” (a)(s)	865,933	147,961,972
LogMeIn, Inc.	294,465	32,405,873

		$392,262,087
Leisure & Toys - 0.7%
Electronic Arts, Inc. (a)	329,801	$38,936,306

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - 1.5%
Roper Technologies, Inc.	249,284	$60,675,726
SPX FLOW, Inc. (a)	570,225	21,987,876

		$82,663,602
Major Banks - 3.7%
Bank of America Corp.	1,418,483	$35,944,359
Morgan Stanley	1,601,130	77,126,432
PNC Financial Services Group, Inc.	635,726	85,676,793

		$198,747,584
Medical & Health Technology & Services - 1.7%
Henry Schein, Inc. (a)	385,370	$31,596,486
ICON PLC (a)	242,535	27,619,886
McKesson Corp.	200,019	30,724,919

		$89,941,291
Medical Equipment - 4.8%
Danaher Corp.	689,534	$59,148,226
Medtronic PLC	924,597	71,905,909
PerkinElmer, Inc.	633,682	43,705,048
Steris PLC	214,755	18,984,342
Stryker Corp.	137,626	19,545,644
Zimmer Biomet Holdings, Inc.	372,569	43,624,104

		$256,913,273
Natural Gas - Distribution - 0.6%
Sempra Energy	297,923	$34,001,952

Natural Gas - Pipeline - 1.2%
Cheniere Energy, Inc. (a)	693,933	$31,254,743
Enterprise Products Partners LP	1,213,474	31,635,267

		$62,890,010
Network & Telecom - 1.3%
Cisco Systems, Inc.	2,036,521	$68,488,201

Oil Services - 1.1%
Halliburton Co.	686,138	$31,582,932
Schlumberger Ltd.	400,081	27,909,651

		$59,492,583
Other Banks & Diversified Financials - 8.4%
Citigroup, Inc. (s)	2,058,873	$149,762,422
Discover Financial Services	485,374	31,296,915

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
Northern Trust Corp.	336,446	$30,929,481
U.S. Bancorp	1,546,859	82,896,174
Visa, Inc., “A”	1,304,954	137,333,359
Wintrust Financial Corp.	272,312	21,324,753

		$453,543,104
Pharmaceuticals - 5.1%
Bristol-Myers Squibb Co.	972,402	$61,980,904
Eli Lilly & Co.	642,938	54,996,917
Pfizer, Inc.	2,970,262	106,038,353
Zoetis, Inc.	824,974	52,600,342

		$275,616,516
Railroad & Shipping - 1.7%
Canadian Pacific Railway Ltd.	162,831	$27,360,493
Union Pacific Corp.	532,304	61,731,295

		$89,091,788
Real Estate - 1.6%
Public Storage, Inc., REIT	123,543	$26,436,966
Store Capital Corp., REIT	2,404,310	59,795,190

		$86,232,156
Restaurants - 1.7%
Aramark	745,889	$30,290,552
Starbucks Corp.	1,188,073	63,811,401

		$94,101,953
Specialty Stores - 3.6%
Amazon.com, Inc. (a)	120,484	$115,827,293
Ross Stores, Inc.	338,289	21,843,321
Tractor Supply Co.	479,274	30,333,252
Urban Outfitters, Inc. (a)	989,691	23,653,615

		$191,657,481
Telecommunications - Wireless - 1.9%
American Tower Corp., REIT	514,253	$70,288,100
SBA Communications Corp., REIT (a)	206,024	29,677,757

		$99,965,857
Telephone Services - 0.8%
Verizon Communications, Inc.	866,739	$42,894,913

Tobacco - 1.5%
Philip Morris International, Inc.	703,849	$78,134,277

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - 2.8%
American Electric Power Co., Inc.	413,863	$29,069,737
CMS Energy Corp.	870,273	40,311,046
NextEra Energy, Inc.	287,237	42,094,582
Xcel Energy, Inc.	831,075	39,326,469

		$150,801,834
Total Common Stocks (Identified Cost, $3,858,761,426)		$5,338,699,820

Investment Companies (h) - 1.0%
Money Market Funds - 1.0%
MFS Institutional Money Market Portfolio, 1.11% (v) (Identified Cost, $56,287,328)	56,288,257	$56,288,257

Collateral for Securities Loaned - 0.5%
JPMorgan U.S. Government Money Market Fund, 0.94% (j) (Identified Cost, $28,497,825)	28,497,825	$28,497,825

Securities Sold Short - (0.2)%
Telecommunications - Wireless - (0.2)%
Crown Castle International Corp, REIT (Proceeds Received, $9,666,704)	(116,649)	$(11,662,567)

Other Assets, Less Liabilities - (0.5)%		(28,116,991)
Net Assets - 100.0%		$5,383,706,344

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $56,288,257 and $5,367,197,645, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At September 30, 2017, the fund had cash collateral of $177,149 and other liquid securities with an aggregate value of $22,606,411 to cover collateral or margin obligations for securities sold short. Cash collateral is comprised of deposits with brokers in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $27,987,456 of securities on loan (identified cost, $3,887,259,251)	$5,367,197,645
Investments in affiliated issuers, at value (identified cost, $56,287,328)	56,288,257
Deposits with brokers for securities sold short	177,149
Receivables for
Fund shares sold	7,616,889
Interest and dividends	5,358,644
Other assets	26,554
Total assets	$5,436,665,138
Liabilities
Payable to custodian	$2,005
Payables for
Securities sold short, at value (proceeds received, $9,666,704)	11,662,567
Investments purchased	2,523,616
Fund shares reacquired	8,028,649
Collateral for securities loaned, at value	28,497,825
Payable to affiliates
Investment adviser	194,293
Shareholder servicing costs	1,713,598
Distribution and service fees	48,630
Payable for independent Trustees’ compensation	95,280
Accrued expenses and other liabilities	192,331
Total liabilities	$52,958,794
Net assets	$5,383,706,344
Net assets consist of
Paid-in capital	$3,543,245,497
Unrealized appreciation (depreciation)	1,477,942,384
Accumulated net realized gain (loss)	317,197,889
Undistributed net investment income	45,320,574
Net assets	$5,383,706,344
Shares of beneficial interest outstanding	124,192,019

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,643,927,713	61,118,341	$43.26
Class B	22,130,852	559,633	39.55
Class C	133,254,643	3,393,719	39.27
Class I	1,065,738,939	24,028,715	44.35
Class R1	4,188,693	108,265	38.69
Class R2	26,053,714	620,801	41.97
Class R3	45,779,766	1,064,235	43.02
Class R4	49,141,210	1,134,675	43.31
Class R6	1,393,490,814	32,163,635	43.33

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $45.90 [100 / 94.25 x $43.26]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$77,751,682
Non-cash dividends	5,107,890
Dividends from affiliated issuers	277,986
Income on securities loaned	179,643
Interest	20,932
Other	13,576
Foreign taxes withheld	(73,602)
Total investment income	$83,278,107
Expenses
Management fee	$21,763,456
Distribution and service fees	7,998,330
Shareholder servicing costs	4,058,342
Administrative services fee	643,914
Independent Trustees’ compensation	61,234
Custodian fee	174,225
Reimbursement of custodian expenses	(49,679)
Shareholder communications	313,027
Audit and tax fees	55,605
Legal fees	60,295
Dividend and interest expense on securities sold short	548,251
Miscellaneous	331,112
Total expenses	$35,958,112
Fees paid indirectly	(2,240)
Reduction of expenses by investment adviser and distributor	(106,662)
Net expenses	$35,849,210
Net investment income (loss)	$47,428,897
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$371,687,592
Affiliated issuers	(6,629)
Foreign currency	(2,023)
Net realized gain (loss)	$371,678,940
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$406,391,741
Affiliated issuers	929
Securities sold short	(930,941)
Translation of assets and liabilities in foreign currencies	(1,315)
Net unrealized gain (loss)	$405,460,414
Net realized and unrealized gain (loss)	$777,139,354
Change in net assets from operations	$824,568,251

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/17	9/30/16
Change in net assets
From operations
Net investment income (loss)	$47,428,897	$65,469,782
Net realized gain (loss)	371,678,940	200,542,769
Net unrealized gain (loss)	405,460,414	383,204,172
Change in net assets from operations	$824,568,251	$649,216,723
Distributions declared to shareholders
From net investment income	$(52,150,307)	$(41,097,332)
From net realized gain	(212,680,405)	(276,133,861)
Total distributions declared to shareholders	$(264,830,712)	$(317,231,193)
Change in net assets from fund share transactions	$(114,710,989)	$190,057,098
Total change in net assets	$445,026,550	$522,042,628
Net assets
At beginning of period	4,938,679,794	4,416,637,166
At end of period (including undistributed net investment income of $45,320,574 and $51,502,457, respectively)	$5,383,706,344	$4,938,679,794

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$38.88		$36.37	$38.78	$34.33	$28.74
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	(c)	$0.46	$0.28	$0.24	$0.30
Net realized and unrealized gain (loss)	6.15		4.56	(0.53)	5.24	5.51
Total from investment operations	$6.48		$5.02	$(0.25)	$5.48	$5.81
Less distributions declared to shareholders
From net investment income	$(0.38)		$(0.29)	$(0.26)	$(0.35)	$(0.22)
From net realized gain	(1.72)		(2.22)	(1.90)	(0.68)	—
Total distributions declared to shareholders	$(2.10)		$(2.51)	$(2.16)	$(1.03)	$(0.22)
Net asset value, end of period (x)	$43.26		$38.88	$36.37	$38.78	$34.33
Total return (%) (r)(s)(t)(x)	17.46	(c)	14.39	(0.93)	16.27	20.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	(c)	0.83	0.82	0.81	0.88
Expenses after expense reductions (f)	0.82	(c)	0.82	0.82	0.80	0.87
Net investment income (loss)	0.82	(c)	1.25	0.71	0.65	0.95
Portfolio turnover	38		47	44	39	46
Net assets at end of period (000 omitted)	$2,643,928		$2,331,409	$2,061,339	$2,131,106	$1,915,947
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.81	(c)	0.82	0.81	0.80	0.87

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$35.70		$33.56	$35.95	$31.89	$26.70
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	(c)	$0.16	$(0.01)	$(0.03)	$0.06
Net realized and unrealized gain (loss)	5.64		4.21	(0.48)	4.87	5.13
Total from investment operations	$5.67		$4.37	$(0.49)	$4.84	$5.19
Less distributions declared to shareholders
From net investment income	$(0.10)		$(0.01)	$—	$(0.10)	$—
From net realized gain	(1.72)		(2.22)	(1.90)	(0.68)	—
Total distributions declared to shareholders	$(1.82)		$(2.23)	$(1.90)	$(0.78)	$—
Net asset value, end of period (x)	$39.55		$35.70	$33.56	$35.95	$31.89
Total return (%) (r)(s)(t)(x)	16.59	(c)	13.54	(1.66)	15.41	19.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	(c)	1.58	1.57	1.56	1.62
Expenses after expense reductions (f)	1.57	(c)	1.57	1.57	1.55	1.62
Net investment income (loss)	0.07	(c)	0.47	(0.04)	(0.09)	0.22
Portfolio turnover	38		47	44	39	46
Net assets at end of period (000 omitted)	$22,131		$24,104	$25,338	$29,834	$31,773
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.56	(c)	1.57	1.56	1.55	1.62
See Notes to Financial Statements

22

Financial Highlights – continued

Class C	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$35.48		$33.39	$35.79	$31.80	$26.64
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	(c)	$0.16	$(0.01)	$(0.03)	$0.06
Net realized and unrealized gain (loss)	5.60		4.17	(0.48)	4.85	5.12
Total from investment operations	$5.63		$4.33	$(0.49)	$4.82	$5.18
Less distributions declared to shareholders
From net investment income	$(0.12)		$(0.02)	$(0.01)	$(0.15)	$(0.02)
From net realized gain	(1.72)		(2.22)	(1.90)	(0.68)	—
Total distributions declared to shareholders	$(1.84)		$(2.24)	$(1.91)	$(0.83)	$(0.02)
Net asset value, end of period (x)	$39.27		$35.48	$33.39	$35.79	$31.80
Total return (%) (r)(s)(t)(x)	16.61	(c)	13.51	(1.67)	15.40	19.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	(c)	1.58	1.57	1.56	1.63
Expenses after expense reductions (f)	1.57	(c)	1.58	1.57	1.55	1.63
Net investment income (loss)	0.07	(c)	0.49	(0.04)	(0.10)	0.20
Portfolio turnover	38		47	44	39	46
Net assets at end of period (000 omitted)	$133,255		$134,406	$129,249	$129,359	$107,173
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.56	(c)	1.57	1.57	1.55	1.62

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$39.81		$37.18	$39.59	$35.03	$29.31
Income (loss) from investment operations
Net investment income (loss) (d)	$0.44	(c)	$0.57	$0.38	$0.34	$0.37
Net realized and unrealized gain (loss)	6.29		4.66	(0.54)	5.34	5.63
Total from investment operations	$6.73		$5.23	$(0.16)	$5.68	$6.00
Less distributions declared to shareholders
From net investment income	$(0.47)		$(0.38)	$(0.35)	$(0.44)	$(0.28)
From net realized gain	(1.72)		(2.22)	(1.90)	(0.68)	—
Total distributions declared to shareholders	$(2.19)		$(2.60)	$(2.25)	$(1.12)	$(0.28)
Net asset value, end of period (x)	$44.35		$39.81	$37.18	$39.59	$35.03
Total return (%) (r)(s)(t)(x)	17.74	(c)	14.68	(0.68)	16.54	20.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	(c)	0.58	0.57	0.56	0.64
Expenses after expense reductions (f)	0.57	(c)	0.58	0.57	0.56	0.64
Net investment income (loss)	1.07	(c)	1.52	0.96	0.90	1.15
Portfolio turnover	38		47	44	39	46
Net assets at end of period (000 omitted)	$1,065,739		$927,500	$723,107	$705,200	$559,067
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.56	(c)	0.57	0.57	0.56	0.63

See Notes to Financial Statements

24

Financial Highlights – continued

Class R1	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$34.99		$32.95	$35.35	$31.42	$26.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	(c)	$0.17	$(0.01)	$(0.03)	$0.05
Net realized and unrealized gain (loss)	5.52		4.11	(0.47)	4.79	5.06
Total from investment operations	$5.54		$4.28	$(0.48)	$4.76	$5.11
Less distributions declared to shareholders
From net investment income	$(0.12)		$(0.02)	$(0.02)	$(0.15)	$(0.01)
From net realized gain	(1.72)		(2.22)	(1.90)	(0.68)	—
Total distributions declared to shareholders	$(1.84)		$(2.24)	$(1.92)	$(0.83)	$(0.01)
Net asset value, end of period (x)	$38.69		$34.99	$32.95	$35.35	$31.42
Total return (%) (r)(s)(t)(x)	16.59	(c)	13.53	(1.66)	15.41	19.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	(c)	1.58	1.57	1.56	1.63
Expenses after expense reductions (f)	1.57	(c)	1.58	1.57	1.56	1.63
Net investment income (loss)	0.07	(c)	0.50	(0.04)	(0.10)	0.19
Portfolio turnover	38		47	44	39	46
Net assets at end of period (000 omitted)	$4,189		$4,500	$3,980	$4,422	$3,671
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.56	(c)	1.57	1.57	1.56	1.62

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$37.77		$35.37	$37.76	$33.48	$28.07
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	(c)	$0.35	$0.17	$0.15	$0.21
Net realized and unrealized gain (loss)	5.98		4.44	(0.51)	5.10	5.37
Total from investment operations	$6.20		$4.79	$(0.34)	$5.25	$5.58
Less distributions declared to shareholders
From net investment income	$(0.28)		$(0.17)	$(0.15)	$(0.29)	$(0.17)
From net realized gain	(1.72)		(2.22)	(1.90)	(0.68)	—
Total distributions declared to shareholders	$(2.00)		$(2.39)	$(2.05)	$(0.97)	$(0.17)
Net asset value, end of period (x)	$41.97		$37.77	$35.37	$37.76	$33.48
Total return (%) (r)(s)(t)(x)	17.19	(c)	14.10	(1.19)	15.99	20.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	(c)	1.08	1.07	1.06	1.13
Expenses after expense reductions (f)	1.07	(c)	1.08	1.07	1.06	1.13
Net investment income (loss)	0.57	(c)	0.97	0.46	0.40	0.67
Portfolio turnover	38		47	44	39	46
Net assets at end of period (000 omitted)	$26,054		$27,545	$27,224	$37,003	$33,970
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.06	(c)	1.07	1.07	1.06	1.13

See Notes to Financial Statements

26

Financial Highlights – continued

Class R3	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$38.67		$36.17	$38.57	$34.16	$28.64
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	(c)	$0.46	$0.27	$0.24	$0.29
Net realized and unrealized gain (loss)	6.11		4.53	(0.52)	5.21	5.49
Total from investment operations	$6.44		$4.99	$(0.25)	$5.45	$5.78
Less distributions declared to shareholders
From net investment income	$(0.37)		$(0.27)	$(0.25)	$(0.36)	$(0.26)
From net realized gain	(1.72)		(2.22)	(1.90)	(0.68)	—
Total distributions declared to shareholders	$(2.09)		$(2.49)	$(2.15)	$(1.04)	$(0.26)
Net asset value, end of period (x)	$43.02		$38.67	$36.17	$38.57	$34.16
Total return (%) (r)(s)(t)(x)	17.46	(c)	14.39	(0.92)	16.26	20.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	(c)	0.83	0.82	0.81	0.88
Expenses after expense reductions (f)	0.82	(c)	0.83	0.82	0.81	0.88
Net investment income (loss)	0.83	(c)	1.24	0.70	0.65	0.92
Portfolio turnover	38		47	44	39	46
Net assets at end of period (000 omitted)	$45,780		$56,488	$51,952	$58,407	$61,690
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.81	(c)	0.82	0.82	0.81	0.88

See Notes to Financial Statements

27

Financial Highlights – continued

Class R4	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$38.91		$36.40	$38.81	$34.35	$28.75
Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	(c)	$0.56	$0.37	$0.34	$0.37
Net realized and unrealized gain (loss)	6.16		4.55	(0.52)	5.23	5.51
Total from investment operations	$6.59		$5.11	$(0.15)	$5.57	$5.88
Less distributions declared to shareholders
From net investment income	$(0.47)		$(0.38)	$(0.36)	$(0.43)	$(0.28)
From net realized gain	(1.72)		(2.22)	(1.90)	(0.68)	—
Total distributions declared to shareholders	$(2.19)		$(2.60)	$(2.26)	$(1.11)	$(0.28)
Net asset value, end of period (x)	$43.31		$38.91	$36.40	$38.81	$34.35
Total return (%) (r)(s)(t)(x)	17.77	(c)	14.66	(0.68)	16.56	20.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	(c)	0.58	0.57	0.55	0.63
Expenses after expense reductions (f)	0.57	(c)	0.58	0.57	0.55	0.63
Net investment income (loss)	1.08	(c)	1.52	0.96	0.90	1.19
Portfolio turnover	38		47	44	39	46
Net assets at end of period (000 omitted)	$49,141		$57,922	$46,669	$46,235	$27,088
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.56	(c)	0.57	0.57	0.55	0.62

See Notes to Financial Statements

28

Financial Highlights – continued

Class R6	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$38.94		$36.42	$38.82	$34.37	$28.75
Income (loss) from investment operations
Net investment income (loss) (d)	$0.46	(c)	$0.58	$0.41	$0.36	$0.40
Net realized and unrealized gain (loss)	6.16		4.58	(0.53)	5.23	5.51
Total from investment operations	$6.62		$5.16	$(0.12)	$5.59	$5.91
Less distributions declared to shareholders
From net investment income	$(0.51)		$(0.42)	$(0.38)	$(0.46)	$(0.29)
From net realized gain	(1.72)		(2.22)	(1.90)	(0.68)	—
Total distributions declared to shareholders	$(2.23)		$(2.64)	$(2.28)	$(1.14)	$(0.29)
Net asset value, end of period (x)	$43.33		$38.94	$36.42	$38.82	$34.37
Total return (%) (r)(s)(t)(x)	17.86	(c)	14.80	(0.59)	16.62	20.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.49	(c)	0.48	0.48	0.49	0.54
Expenses after expense reductions (f)	0.49	(c)	0.48	0.48	0.49	0.54
Net investment income (loss)	1.16	(c)	1.57	1.05	0.97	1.28
Portfolio turnover	38		47	44	39	46
Net assets at end of period (000 omitted)	$1,393,491		$1,374,807	$1,347,779	$1,364,115	$1,120,028
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.47	(c)	0.48	0.48	0.48	0.54

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

29

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities held short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a

30

Notes to Financial Statements – continued

third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

31

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$5,338,699,820	$—	$—	$5,338,699,820
Mutual Funds	84,786,082	—	—	84,786,082
Total	$5,423,485,902	$—	$—	$5,423,485,902
Securities Sold Short	$(11,662,567)	$—	$—	$(11,662,567)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended September 30, 2017, this expense amounted to $548,251. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

32

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $27,987,456. The fair value of the fund’s investment securities on loan and a related liability of $28,497,825 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

33

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.

34

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 9/30/17	Year ended 9/30/16
Ordinary income (including any short-term capital gains)	$52,150,307	$56,365,011
Long-term capital gains	212,680,405	260,866,182
Total distributions	$264,830,712	$317,231,193

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/17
Cost of investments	$3,939,436,628
Gross appreciation	1,522,933,896
Gross depreciation	(50,547,189)
Net unrealized appreciation (depreciation)	$1,472,386,707
Undistributed ordinary income	92,081,884
Undistributed long-term capital gain	276,065,491
Other temporary differences	(73,235)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/17	Year ended 9/30/16	Year ended 9/30/17	Year ended 9/30/16
Class A	$22,476,054	$17,319,821	$102,174,585	$132,940,458
Class B	62,517	4,358	1,108,623	1,665,861
Class C	459,035	91,405	6,425,296	8,522,919
Class I	10,772,599	7,476,844	39,241,145	43,745,780
Class R1	14,822	2,456	207,755	271,290
Class R2	196,905	128,652	1,212,090	1,695,624
Class R3	523,279	385,508	2,409,391	3,139,237
Class R4	584,156	495,216	2,150,646	2,903,613
Class R6	17,060,940	15,193,072	57,750,874	81,249,079
Total	$52,150,307	$41,097,332	$212,680,405	$276,133,861

35

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from October 1, 2016 through January 26, 2017, the management fee was computed daily and paid monthly at an annual rate of 0.43% of the fund’s average daily net assets.

The investment adviser had agreed in writing to reduce its management fee to 0.40% of average daily net assets in excess of $5 billion. This written agreement terminated on January 26, 2017. For the period from October 1, 2016 through January 26, 2017, the fund’s average daily net assets did not exceed $5 billion and therefore, the management fee was not reduced in accordance with this agreement.

For the period January 27, 2017 through July 31, 2017, the management fee was computed daily and paid monthly at the following an annual rates:

First $5 billion of average daily net assets	0.43%
Average daily net assets in excess of $5 billion	0.40%

Effective August 1, 2017, the management fee is computed daily and paid monthly at the following annual rates:

First $5 billion of average daily net assets	0.43%
Next $5 billion of average daily net assets	0.40%
Average daily net assets in excess of $10 billion	0.37%

The management fee incurred for the year ended September 30, 2017 was equivalent to an annual effective rate of 0.43% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $124,339 for the year ended September 30, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$6,113,667
Class B	0.75%	0.25%	1.00%	0.99%	230,337
Class C	0.75%	0.25%	1.00%	1.00%	1,351,103
Class R1	0.75%	0.25%	1.00%	1.00%	43,820
Class R2	0.25%	0.25%	0.50%	0.50%	135,657
Class R3	—	0.25%	0.25%	0.25%	123,746
Total Distribution and Service Fees					$7,998,330

36

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2017, this rebate amounted to $101,820, $1,107, and $3,735 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2017, were as follows:

Amount
Class A	$3,330
Class B	35,365
Class C	6,537

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2017, the fee was $477,981, which equated to 0.0094% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,580,361.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2017 was equivalent to an annual effective rate of 0.0127% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

37

Notes to Financial Statements – continued

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $5,482 and the Retirement Deferral plan resulted in an expense of $7,853. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $71,212 at September 30, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $24,056 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended September 30, 2017, the fee paid by the fund under this agreement was $9,146 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 20, 2017, MFS redeemed 1,183 shares of Class I for an aggregate amount of $52,206.

On March 16, 2017, MFS redeemed 2,708 shares of Class I for an aggregate amount of $111,038.

38

Notes to Financial Statements – continued

On March 16, 2016, MFS purchased 1,867 shares of Class I for an aggregate amount of $67,776.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended September 30, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $4,803,924 and $342,957, respectively. The sales transactions resulted in net realized gains (losses) of $71,654.

(4) Portfolio Securities

For the year ended September 30, 2017, purchases and sales of investments, other than short sales and short-term obligations, aggregated $1,919,381,760 and $2,271,438,757, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/17		Year ended 9/30/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	8,867,974	$355,641,472	11,037,388	$410,502,850
Class B	66,947	2,423,307	79,269	2,707,814
Class C	284,524	10,260,561	328,612	11,132,609
Class I	8,389,380	342,952,373	10,490,774	387,444,420
Class R1	6,478	233,259	14,735	489,754
Class R2	79,257	3,094,285	110,643	3,966,069
Class R3	212,708	8,438,914	343,031	12,599,498
Class R4	294,109	12,042,487	357,287	13,151,644
Class R6	1,851,060	74,593,171	1,361,897	49,599,422
	20,052,437	$809,679,829	24,123,636	$891,594,080

Shares issued to shareholders in reinvestment of distributions
Class A	3,162,379	$119,031,964	3,993,026	$143,269,782
Class B	33,004	1,142,271	49,184	1,629,949
Class C	180,132	6,191,147	232,096	7,645,258
Class I	1,282,197	49,390,216	1,379,460	50,584,795
Class R1	6,573	222,577	8,426	273,746
Class R2	33,773	1,235,738	45,909	1,603,594
Class R3	78,115	2,923,855	98,160	3,503,334
Class R4	72,715	2,734,802	94,807	3,398,829
Class R6	1,967,794	73,989,048	2,665,317	95,524,969
	6,816,682	$256,861,618	8,566,385	$307,434,256

39

Notes to Financial Statements – continued

	Year ended 9/30/17		Year ended 9/30/16
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(10,880,956)	$(433,183,681)	(11,738,798)	$(428,173,522)
Class B	(215,570)	(7,908,104)	(208,239)	(7,064,092)
Class C	(858,976)	(31,608,810)	(643,936)	(21,746,883)
Class I	(8,943,725)	(365,813,299)	(8,018,356)	(300,145,130)
Class R1	(33,398)	(1,211,778)	(15,335)	(503,568)
Class R2	(221,463)	(8,707,110)	(196,905)	(7,007,458)
Class R3	(687,437)	(26,920,597)	(416,566)	(15,453,310)
Class R4	(720,600)	(28,557,177)	(245,701)	(9,173,531)
Class R6	(6,965,408)	(277,341,880)	(5,720,480)	(219,703,744)
	(29,527,533)	$(1,181,252,436)	(27,204,316)	$(1,008,971,238)

Net change
Class A	1,149,397	$41,489,755	3,291,616	$125,599,110
Class B	(115,619)	(4,342,526)	(79,786)	(2,726,329)
Class C	(394,320)	(15,157,102)	(83,228)	(2,969,016)
Class I	727,852	26,529,290	3,851,878	137,884,085
Class R1	(20,347)	(755,942)	7,826	259,932
Class R2	(108,433)	(4,377,087)	(40,353)	(1,437,795)
Class R3	(396,614)	(15,557,828)	24,625	649,522
Class R4	(353,776)	(13,779,888)	206,393	7,376,942
Class R6	(3,146,554)	(128,759,661)	(1,693,266)	(74,579,353)
	(2,658,414)	$(114,710,989)	5,485,705	$190,057,098

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 9%, 7%, 3%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other

40

Notes to Financial Statements – continued

funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2017, the fund’s commitment fee and interest expense were $34,401 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuer		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		12,499,327	695,016,155	(651,227,225)	56,288,257

Affiliated Issuer	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(6,629)	$929	$—	$277,986	$56,288,257

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of

MFS Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Fund (one of the series of MFS Series Trust V) (the “Fund”) as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2017

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

47

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joseph MacDougall

48

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

49

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by

50

Board Review of Investment Advisory Agreement – continued

Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $5 billion. They also noted that MFS has agreed to implement an additional contractual breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $10 billion effective August 1, 2017. The Trustees concluded that the breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The

51

Board Review of Investment Advisory Agreement – continued

Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

52

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

53

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $263,296,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 99.63% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

54

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

55

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

56

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

September 30, 2017

MFS® TOTAL RETURN FUND

MTR-ANN

MFS® TOTAL RETURN FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. Though the U.S. Federal Reserve has continued to gradually hike interest rates, U.S. share prices have reached new highs in recent months. However, rates in most developed markets remain very low, with major central banks outside of the U.S. just now beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers have fallen short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies, which have been boosted in part by a weaker U.S. dollar, are recovering despite lingering concerns over the potential for restrictive U.S. trade policies. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East, which could potentially lead to a clash of interests between the U.S. and other major powers such as China or Russia.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

November 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 1.625%, 6/30/2019	2.9%
U.S. Treasury Notes, 1%, 6/30/2019	2.7%
Fannie Mae, 4%, 30 Years	2.2%
JPMorgan Chase & Co.	2.0%
U.S. Treasury Bonds, 2.875%, 5/15/2043	2.0%
U.S. Treasury Notes, 1.75%, 11/30/2021	1.7%
Philip Morris International, Inc.	1.7%
Fannie Mae, 3.5%, 30 Years	1.7%
U.S. Treasury Notes, 3.125%, 5/15/2021	1.3%
Comcast Corp., “A”	1.3%

Composition including fixed income credit quality (a)(i)
AAA	2.4%
AA	0.6%
A	3.4%
BBB	6.8%
BB	0.1%
B (o)	0.0%
CCC (o)	0.0%
C (o)	0.0%
U.S. Government	14.3%
Federal Agencies	10.1%
Not Rated (o)	0.0%
Non-Fixed Income	60.9%
Cash & Cash Equivalents	1.4%

Equity sectors
Financial Services	15.8%
Health Care	8.5%
Consumer Staples	6.1%
Industrial Goods & Services	5.0%
Technology	4.6%
Leisure	3.6%
Utilities & Communications	3.5%
Energy	3.1%
Basic Materials	2.6%
Special Products & Services	2.5%
Autos & Housing	2.1%
Retailing	1.9%
Transportation	1.6%

Portfolio Composition – continued

Fixed income sectors (i)
U.S. Treasury Securities	14.3%
Investment Grade Corporates	10.1%
Mortgage-Backed Securities	10.0%
Commercial Mortgage-Backed Securities	1.2%
Collateralized Debt Obligations	0.7%
Emerging Markets Bonds	0.6%
Asset-Backed Securities	0.3%
Non-U.S. Government Bonds	0.2%
Municipal Bonds	0.1%
U.S. Government Agencies	0.1%
High Yield Corporates	0.1%
Residential Mortgage-Backed Securities (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of September 30, 2017.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2017, Class A shares of the MFS Total Return Fund (“fund”) provided a total return of 9.78%, at net asset value. This compares with a return of 18.61% and 0.07% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Bloomberg Barclays U.S. Aggregate Bond Index (“Bloomberg Index”), respectively. The fund’s other benchmark, the MFS Total Return Blended Index (“Blended Index”), generated a return of 10.90%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by larger economies such as Brazil and Russia emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Though hopes have largely faded for pro-growth US policies, market confidence persists. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set to announce tapering of quantitative easing in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. European growth has reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market contends with below average inventory levels which have weighed on sales. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half,

Management Review – continued

a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action has so far been lacking on economic issues involving EM. As a result, emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

Detractors from Performance

Within the equity portion of the fund, underweight positions and security selection in the technology sector detracted from performance relative to the S&P 500 index. Within this sector, underweight positions in computer and personal electronics maker Apple and software giant Microsoft held back relative results. Shares of Apple advanced during the period as investor attention appeared to have focused around Apple’s upcoming product launches, notably the iPhone 8, iPhone 8 Plus and iPhone X, which appeared to support the stock’s value. Not holding shares of computer graphics processors maker NVIDIA further hurt relative returns. Shares of NVIDIA rose as the company reported earnings that beat investor expectations as crypto-currency mining and gaming offset weakness in the company’s data center division.

Weak security selection in the health care sector also dampened relative performance. The fund’s overweight position in medical device maker Medtronic hurt relative returns. Early in the reporting period, shares of Medtronic significantly lagged the broader market. Weaker-than-expected results combined with a rotation into less defensive areas of the market, following the US Presidential Election, presented headwinds for shares of the company. Its share price modestly recovered during the first half of 2017, however, sold off again over the summer as a systems outage affected sales.

Elsewhere, not owning shares of aerospace company Boeing, for a majority of the period, detracted from relative performance. Additionally, the fund’s overweight positions in automotive components supplier Johnson Controls International, drugstore retailer CVS Health, beauty products company Coty, global marketing and communications company Omnicom Group and global food company General Mills dampened relative results.

Within the fixed income portion of the fund, weak security selection within industrials and commercial mortgage backed securities (CMBS) hurt relative performance.

Contributors to Performance

Within the equity portion of the fund, a combination of overweight positions and strong stock selection in the financial services sector contributed to performance relative the S&P 500 Index. Within this sector, the fund’s overweight positions in financial services firms JPMorgan Chase, Goldman Sachs Group and PNC Financial Services Group, and insurance company MetLife, aided relative performance. Shares of PNC reacted positively to strong earnings results which benefited from a higher net interest margin and robust loan growth.

Management Review – continued

An underweight position in the energy sector also benefited relative returns. Here, the fund’s underweight position in shares of poor-performing integrated oil and gas company Exxon Mobil contributed to relative performance.

Securities in other sectors that also buoyed relative returns included the fund’s avoidance of poor-performing diversified industrial conglomerate General Electric and wireless communications software company QUALCOMM. Shares of General Electric underperformed the benchmark during the reporting period, as the company’s management cut earnings per share guidance for full-year 2017 below the low end of their prior guidance range. The cut was driven by variable cost pressures, fixed cost under-absorption and one-time expenses in the company’s Power and Oil & Gas segments. An underweight position in shares of telecommunication services provider AT&T (h) also contributed to relative results as revenues came in below expectations across the board. The company attributed the shortfall to postpaid subscriber losses in the firm’s wireless segment as competitive forces within the industry started to take their toll. Furthermore, the fund’s holdings of residential and commercial building materials manufacturer Owens Corning (b) and pharmaceutical company Bayer (b) (Germany) bolstered relative performance.

Within the fixed income portion of the fund, a greater-than-benchmark exposure to bonds in the financial institutions, industrials, asset-backed securities and commercial mortgage-backed securities sectors contributed to relative performance. Furthermore, the fund’s greater exposure to “BBB” rated (r) bonds and lesser-than-benchmark exposure to “A” rated (r) bonds, contributed positively to relative performance.

Respectfully,

Portfolio Manager(s)

Nevin Chitkara, William Douglas, Steven Gorham, Richard Hawkins, Joshua Marston, Robert Persons, Jonathan Sage, and Brooks Taylor

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Note to Shareholders: Effective April 5, 2017, Robert Persons became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/06/70	9.78%	8.85%	5.49%	N/A
B	8/23/93	8.94%	8.03%	4.73%	N/A
C	8/01/94	8.95%	8.02%	4.73%	N/A
I	1/02/97	10.06%	9.11%	5.79%	N/A
R1	4/01/05	8.90%	8.02%	4.73%	N/A
R2	10/31/03	9.48%	8.57%	5.25%	N/A
R3	4/01/05	9.77%	8.84%	5.52%	N/A
R4	4/01/05	10.10%	9.12%	5.79%	N/A
R6	6/01/12	10.14%	9.21%	N/A	10.03%
529A	7/31/02	9.77%	8.81%	5.41%	N/A
529B	7/31/02	8.88%	7.97%	4.66%	N/A
529C	7/31/02	8.91%	7.98%	4.65%	N/A
Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		18.61%	14.22%	7.44%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (f)		0.07%	2.06%	4.27%	N/A
MFS Total Return Blended Index (f)(w)		10.90%	9.34%	6.47%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		3.47%	7.57%	4.86%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		4.94%	7.73%	4.73%	N/A
C With CDSC (1% for 12 months) (v)		7.95%	8.02%	4.73%	N/A
529A With initial Sales Charge (5.75%)		3.45%	7.52%	4.79%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		4.88%	7.68%	4.66%	N/A
529C With CDSC (1% for 12 months) (v)		7.91%	7.98%	4.65%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
(w)	As of September 30, 2017, the MFS Total Return Blended Index was comprised of 60% Standard & Poor’s 500 Stock Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2017 through September 30, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2017 through September 30, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/17	Ending Account Value 9/30/17	Expenses Paid During Period (p) 4/01/17-9/30/17
A	Actual	0.73%	$1,000.00	$1,049.23	$3.75
	Hypothetical (h)	0.73%	$1,000.00	$1,021.41	$3.70
B	Actual	1.49%	$1,000.00	$1,045.06	$7.64
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
C	Actual	1.49%	$1,000.00	$1,045.38	$7.64
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
I	Actual	0.49%	$1,000.00	$1,050.56	$2.52
	Hypothetical (h)	0.49%	$1,000.00	$1,022.61	$2.48
R1	Actual	1.49%	$1,000.00	$1,045.19	$7.64
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
R2	Actual	0.99%	$1,000.00	$1,047.73	$5.08
	Hypothetical (h)	0.99%	$1,000.00	$1,020.10	$5.01
R3	Actual	0.74%	$1,000.00	$1,049.17	$3.80
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
R4	Actual	0.49%	$1,000.00	$1,050.48	$2.52
	Hypothetical (h)	0.49%	$1,000.00	$1,022.61	$2.48
R6	Actual	0.41%	$1,000.00	$1,050.98	$2.11
	Hypothetical (h)	0.41%	$1,000.00	$1,023.01	$2.08
529A	Actual	0.78%	$1,000.00	$1,049.14	$4.01
	Hypothetical (h)	0.78%	$1,000.00	$1,021.16	$3.95
529B	Actual	1.54%	$1,000.00	$1,044.82	$7.89
	Hypothetical (h)	1.54%	$1,000.00	$1,017.35	$7.79
529C	Actual	1.54%	$1,000.00	$1,045.22	$7.90
	Hypothetical (h)	1.54%	$1,000.00	$1,017.35	$7.79

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and Class 529A shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

9/30/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 60.3%
Issuer	Shares/Par	Value ($)
Aerospace - 2.8%
Boeing Co.	56,190	$14,284,060
Honeywell International, Inc.	460,900	65,327,966
L3 Technologies, Inc.	71,821	13,533,231
Lockheed Martin Corp.	110,858	34,398,129
Northrop Grumman Corp.	102,179	29,398,942
United Technologies Corp.	536,549	62,282,608

		$219,224,936
Airlines - 0.2%
Copa Holdings S.A., “A”	59,350	$7,390,856
Delta Air Lines, Inc.	225,171	10,857,746

		$18,248,602
Alcoholic Beverages - 0.4%
Diageo PLC	880,555	$28,944,018

Apparel Manufacturers - 0.3%
Hanesbrands, Inc.	296,920	$7,316,109
LVMH Moet Hennessy Louis Vuitton SE	36,653	10,113,096
NIKE, Inc., “B”	177,293	9,192,642

		$26,621,847
Automotive - 0.9%
Delphi Automotive PLC	293,383	$28,868,887
General Motors Co.	245,348	9,907,152
Harley-Davidson, Inc.	53,187	2,564,145
Hyundai Motor Co.	71,416	9,384,125
Kia Motors Corp.	268,772	7,427,104
LKQ Corp. (a)	332,952	11,982,942

		$70,134,355
Biotechnology - 0.2%
Biogen, Inc. (a)	33,663	$10,540,559
Celgene Corp. (a)	61,144	8,916,018

		$19,456,577
Broadcasting - 0.5%
Interpublic Group of Companies, Inc.	476,964	$9,916,082
Omnicom Group, Inc.	374,965	27,773,657

		$37,689,739

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Brokerage & Asset Managers - 1.3%
Apollo Global Management LLC	338,114	$10,177,231
BlackRock, Inc.	66,615	29,782,900
Blackstone Group LP	294,198	9,817,387
Charles Schwab Corp.	193,529	8,464,958
Franklin Resources, Inc.	336,923	14,996,443
NASDAQ, Inc.	208,816	16,197,857
T. Rowe Price Group, Inc.	186,396	16,896,797

		$106,333,573
Business Services - 2.4%
Accenture PLC, “A”	493,160	$66,611,121
Amdocs Ltd.	221,404	14,240,705
Cognizant Technology Solutions Corp., “A”	97,071	7,041,530
DXC Technology Co.	617,567	53,036,654
Equifax, Inc.	133,184	14,116,172
Fidelity National Information Services, Inc.	178,168	16,639,110
Fiserv, Inc. (a)	61,392	7,917,112
Jones Lang LaSalle, Inc.	62,823	7,758,641

		$187,361,045
Cable TV - 1.6%
Charter Communications, Inc., “A” (a)	78,985	$28,704,729
Comcast Corp., “A”	2,605,112	100,244,710

		$128,949,439
Chemicals - 2.1%
3M Co.	283,355	$59,476,214
Celanese Corp.	135,192	14,096,470
DowDuPont, Inc.	257,716	17,841,679
Monsanto Co.	119,478	14,315,854
PPG Industries, Inc.	544,661	59,182,864

		$164,913,081
Computer Software - 1.0%
CA, Inc.	118,315	$3,949,355
Check Point Software Technologies Ltd. (a)	193,968	22,116,231
Intuit, Inc.	44,874	6,378,390
Micro Focus International PLC, ADR (a)	48,149	1,535,953
Microsoft Corp.	429,367	31,983,548
Oracle Corp.	299,819	14,496,249

		$80,459,726

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - Systems - 0.9%
Apple, Inc.	148,138	$22,831,029
Hewlett Packard Enterprise	1,233,545	18,145,447
International Business Machines Corp.	134,545	19,519,789
Seagate Technology PLC	135,536	4,495,729
Vantiv, Inc., “A” (a)	122,128	8,606,360

		$73,598,354
Construction - 1.0%
Owens Corning	517,485	$40,027,465
Sherwin-Williams Co.	67,976	24,338,127
Stanley Black & Decker, Inc.	121,835	18,393,430

		$82,759,022
Consumer Products - 1.0%
Coty, Inc., “A”	820,458	$13,562,171
Kimberly-Clark Corp.	83,039	9,772,030
Newell Brands, Inc.	273,337	11,663,290
Procter & Gamble Co.	194,924	17,734,185
Reckitt Benckiser Group PLC	157,679	14,395,178
Tupperware Brands Corp.	133,380	8,245,552

		$75,372,406
Consumer Services - 0.1%
Priceline Group, Inc. (a)	6,280	$11,497,550

Containers - 0.1%
Crown Holdings, Inc. (a)	131,625	$7,860,645

Electrical Equipment - 1.0%
HD Supply Holdings, Inc. (a)	81,679	$2,946,162
Johnson Controls International PLC	1,429,322	57,587,383
MSC Industrial Direct Co., Inc., “A”	206,472	15,603,089

		$76,136,634
Electronics - 1.3%
Broadcom Corp.	45,512	$11,038,480
Intel Corp.	335,635	12,780,981
Maxim Integrated Products, Inc.	231,029	11,022,394
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	796,840	29,921,342
Texas Instruments, Inc.	402,412	36,072,212

		$100,835,409

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - 1.2%
Anadarko Petroleum Corp.	218,083	$10,653,355
EOG Resources, Inc.	301,529	29,169,915
EQT Corp.	151,736	9,899,257
Hess Corp.	189,293	8,875,949
Noble Energy, Inc.	282,422	8,009,488
Occidental Petroleum Corp.	262,562	16,859,106
Pioneer Natural Resources Co.	58,693	8,659,565

		$92,126,635
Energy - Integrated - 1.4%
BP PLC	3,789,221	$24,235,175
Chevron Corp.	261,853	30,767,728
Eni S.p.A.	810,649	13,413,485
Exxon Mobil Corp.	422,340	34,623,433
Galp Energia SGPS S.A.	506,325	8,973,391

		$112,013,212
Entertainment - 0.5%
Time Warner, Inc.	296,190	$30,344,665
Twenty-First Century Fox, Inc.	298,333	7,870,025

		$38,214,690
Food & Beverages - 2.4%
Archer Daniels Midland Co.	133,287	$5,666,030
Coca-Cola European Partners PLC	195,339	8,130,009
Danone S.A.	205,910	16,152,137
General Mills, Inc.	665,252	34,433,444
J.M. Smucker Co.	53,808	5,646,073
Marine Harvest A.S.A.	936,804	18,525,536
Mondelez International, Inc.	207,727	8,446,180
Nestle S.A.	475,516	39,824,803
PepsiCo, Inc.	80,896	9,014,241
Tyson Foods, Inc., “A”	613,480	43,219,666

		$189,058,119
Food & Drug Stores - 0.7%
CVS Health Corp.	586,261	$47,674,745
Kroger Co.	522,607	10,483,496

		$58,158,241
Furniture & Appliances - 0.1%
Whirlpool Corp.	60,292	$11,120,256

Gaming & Lodging - 0.4%
Carnival Corp.	320,840	$20,716,639
Marriott International, Inc., “A”	75,531	8,328,048

		$29,044,687

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
General Merchandise - 0.1%
Wal-Mart Stores, Inc.	97,746	$7,637,872

Health Maintenance Organizations - 0.4%
Cigna Corp.	114,434	$21,392,292
Humana, Inc.	34,716	8,457,859
UnitedHealth Group, Inc.	13,176	2,580,520

		$32,430,671
Insurance - 4.0%
Aon PLC	348,202	$50,872,312
Brighthouse Financial, Inc. (a)	21,552	1,310,362
Chubb Ltd.	437,280	62,334,264
MetLife, Inc.	1,317,876	68,463,658
Prudential Financial, Inc.	475,811	50,588,225
Travelers Cos., Inc.	350,884	42,990,308
XL Group Ltd.	413,100	16,296,795
Zurich Insurance Group AG	70,085	21,379,779

		$314,235,703
Internet - 0.8%
Alphabet, Inc., “A” (a)	11,805	$11,494,765
Facebook, Inc., “A” (a)	305,509	52,202,323

		$63,697,088
Leisure & Toys - 0.2%
Take-Two Interactive Software, Inc. (a)	131,620	$13,455,513

Machinery & Tools - 1.2%
Allison Transmission Holdings, Inc.	183,977	$6,904,657
Cummins, Inc.	20,846	3,502,753
Deere & Co.	85,072	10,684,192
Eaton Corp. PLC	345,863	26,558,820
Illinois Tool Works, Inc.	242,035	35,811,499
Ingersoll-Rand Co. Ltd., “A”	104,976	9,360,710
Regal Beloit Corp.	56,750	4,483,250

		$97,305,881
Major Banks - 6.9%
Bank of America Corp.	2,729,350	$69,161,729
Bank of New York Mellon Corp.	888,354	47,100,529
BNP Paribas	95,929	7,738,082
Goldman Sachs Group, Inc.	277,971	65,931,941
JPMorgan Chase & Co.	1,690,637	161,472,740
Morgan Stanley	688,326	33,156,663

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - continued
PNC Financial Services Group, Inc.	330,778	$44,578,951
Royal Bank of Canada	117,427	9,085,476
State Street Corp.	361,484	34,536,181
Sumitomo Mitsui Financial Group, Inc.	121,200	4,653,046
UBS Group AG	776,860	13,277,258
Wells Fargo & Co.	929,531	51,263,635

		$541,956,231
Medical & Health Technology & Services - 0.7%
Express Scripts Holding Co. (a)	122,581	$7,761,829
HCA Healthcare, Inc. (a)	64,410	5,126,392
McKesson Corp.	272,473	41,854,577

		$54,742,798
Medical Equipment - 2.8%
Abbott Laboratories	869,999	$46,423,147
Danaher Corp.	591,872	50,770,780
Medtronic PLC	741,904	57,697,874
Thermo Fisher Scientific, Inc.	296,023	56,007,552
Zimmer Biomet Holdings, Inc.	116,084	13,592,275

		$224,491,628
Metals & Mining - 0.3%
Rio Tinto PLC	487,469	$22,685,929

Natural Gas - Distribution - 0.2%
ENGIE (l)	567,091	$9,631,419
Sempra Energy	87,739	10,013,652

		$19,645,071
Natural Gas - Pipeline - 0.9%
Enterprise Products Partners LP	1,196,322	$31,188,115
Plains All American Pipeline LP	467,715	9,910,881
Plains GP Holdings LP	435,985	9,534,992
Williams Partners LP	524,770	20,413,553

		$71,047,541
Network & Telecom - 0.6%
Cisco Systems, Inc.	1,365,152	$45,910,062

Oil Services - 0.5%
Schlumberger Ltd.	559,011	$38,996,607

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - 2.5%
American Express Co.	181,495	$16,418,038
Citigroup, Inc.	1,157,669	84,208,843
Discover Financial Services	276,849	17,851,224
SunTrust Banks, Inc.	146,320	8,745,546
U.S. Bancorp	1,075,950	57,660,161
Visa, Inc., “A”	96,222	10,126,403

		$195,010,215
Pharmaceuticals - 3.9%
Bayer AG	275,033	$37,479,591
Bristol-Myers Squibb Co.	136,090	8,674,377
Eli Lilly & Co.	463,362	39,635,985
Johnson & Johnson	684,775	89,027,598
Merck & Co., Inc.	787,540	50,426,186
Novartis AG	44,453	3,805,601
Pfizer, Inc.	2,184,295	77,979,331
Roche Holding AG	12,754	3,255,836

		$310,284,505
Printing & Publishing - 0.3%
Moody’s Corp.	81,954	$11,408,816
S&P Global, Inc.	15,593	2,437,342
Transcontinental, Inc.	431,388	8,916,447

		$22,762,605
Railroad & Shipping - 1.0%
Canadian National Railway Co.	115,284	$9,551,279
Union Pacific Corp.	566,541	65,701,760

		$75,253,039
Real Estate - 1.1%
AGNC Investment Corp., REIT	189,310	$4,104,241
Annaly Capital Management, Inc., REIT	556,333	6,781,699
Medical Properties Trust, Inc., REIT	2,139,597	28,092,909
Public Storage, Inc., REIT	29,833	6,383,964
Realogy Holdings Corp.	361,320	11,905,494
Simon Property Group, Inc., REIT	48,967	7,884,177
Starwood Property Trust, Inc., REIT	683,720	14,850,398
Washington Prime Group, Inc., REIT	1,050,021	8,746,675

		$88,749,557
Restaurants - 0.2%
Aramark	286,537	$11,636,268
Starbucks Corp.	112,897	6,063,698

		$17,699,966

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - 0.2%
Axalta Coating Systems Ltd. (a)	420,216	$12,152,647

Specialty Stores - 0.7%
Advance Auto Parts, Inc.	28,686	$2,845,651
Best Buy Co., Inc.	439,754	25,048,388
Gap, Inc.	341,822	10,094,004
Ross Stores, Inc.	268,850	17,359,644

		$55,347,687
Telephone Services - 0.5%
TDC A.S.	794,552	$4,655,314
Verizon Communications, Inc.	675,773	33,444,006

		$38,099,320
Tobacco - 2.4%
Altria Group, Inc.	784,231	$49,735,930
Japan Tobacco, Inc.	129,600	4,247,632
Philip Morris International, Inc.	1,198,565	133,052,701

		$187,036,263
Trucking - 0.4%
United Parcel Service, Inc., “B”	247,573	$29,731,041

Utilities - Electric Power - 1.7%
American Electric Power Co., Inc.	198,004	$13,907,801
Duke Energy Corp.	337,347	28,310,160
Exelon Corp.	959,270	36,135,701
PPL Corp.	710,757	26,973,228
Public Service Enterprise Group, Inc.	244,015	11,285,694
SSE PLC	336,972	6,308,048
WEC Energy Group, Inc.	130,173	8,172,261
Xcel Energy, Inc.	143,814	6,805,278

		$137,898,171
Total Common Stocks (Identified Cost, $3,147,789,447)		$4,764,396,409

Bonds - 37.5%
Agency - Other - 0.0%
Financing Corp., 9.65%, 11/02/2018	$2,850,000	$3,101,732

Apparel Manufacturers - 0.1%
Coach, Inc., 4.125%, 7/15/2027	$5,191,000	$5,218,420

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - 2.1%
Bayview Financial Revolving Mortgage Loan Trust, FLR, 2.834%, (LIBOR-1mo. + 1.6%) 12/28/2040 (z)	$4,180,646	$3,616,253
BlackRock Capital Finance LP, 7.75%, 9/25/2026 (z)	99,087	8,908
Cent CLO LP, 2013-17A, “A1”, FLR, 2.611%, (U.S. LIBOR-3mo. + 1.3%) 1/30/2025 (n)	4,485,304	4,495,782
Cent CLO LP, 2014-21A, “A1”, FLR, 2.527%, (U.S. LIBOR-3mo. + 1.21%) 7/27/2026 (n)	8,445,823	8,468,269
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 2.234%, (U.S. LIBOR-1mo. + 1%) 6/15/2028 (z)	6,845,630	6,887,732
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	7,000,000	7,147,554
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	9,641,397	10,094,724
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	11,000,000	11,614,453
Commercial Mortgage Trust, 2017-CD4, “A4”, 3.514%, 5/10/2050	6,269,840	6,465,233
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	9,017,556	9,242,183
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	5,534,308	5,703,924
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FLR, 2.404%, (U.S. LIBOR-3mo. + 1.1%) 7/15/2025 (n)	7,049,662	7,090,381
Dryden Senior Loan Fund, 2014-34A, “AR”, CLO, FLR, 2.464%, (LIBOR-3mo. + 1.16%) 10/15/2026 (n)	11,647,598	11,714,618
Ford Credit Auto Owner Trust, 2014-1,“A”, 2.26%, 11/15/2025 (n)	3,369,000	3,393,609
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/2026 (n)	3,092,000	3,117,204
Fortress Credit BSL Ltd., 2013-1A, “A”, CLO, FLR, 2.486%, (U.S. LIBOR-3mo. + 1.18%) 1/19/2025 (n)	3,216,529	3,218,558
GMAC Mortgage Corp. Loan Trust, 5.805%, 10/25/2036	1,231,998	1,249,827
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	10,734,280	11,009,629
GS Mortgage Securities Trust, 2017-GS6, “A3”, 3.433%, 5/10/2050	5,548,813	5,694,636
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FLR, 2.464%, (U.S. LIBOR-3mo. + 1.15%) 4/25/2025 (n)	6,188,769	6,216,087
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	13,361,337	13,562,529
JPMorgan Chase Commercial Mortgage Securities Corp., 3.454%, 9/15/2050	3,202,980	3,287,596

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	$3,903,759	$4,065,199
Morgan Stanley Capital I, Inc., 1.282%, 11/15/2030 (i)(n)	4,197,327	243
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FLR, 3.104%, (U.S. LIBOR-3mo. + 1.8%) 4/18/2025 (n)	13,096,831	13,162,250
Residential Funding Mortgage Securities, Inc., 5.32%, 12/25/2035	2,512,114	2,372,906
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048	6,507,931	6,585,090

		$169,485,377
Automotive - 0.2%
General Motors Co., 5.15%, 4/01/2038	$2,127,000	$2,180,792
General Motors Co., 6.75%, 4/01/2046	3,268,000	3,936,643
General Motors Financial Co., Inc., 3.2%, 7/06/2021	6,388,000	6,500,286
Lear Corp., 3.8%, 9/15/2027	3,650,000	3,636,145

		$16,253,866
Biotechnology - 0.1%
Life Technologies Corp., 6%, 3/01/2020	$3,000,000	$3,259,408
Life Technologies Corp., 5%, 1/15/2021	3,000,000	3,211,482

		$6,470,890
Brokerage & Asset Managers - 0.3%
E*TRADE Financial Corp., 2.95%, 8/24/2022	$3,064,000	$3,070,815
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	2,359,000	2,404,191
Intercontinental Exchange, Inc., 2.35%, 9/15/2022	4,411,000	4,380,343
Intercontinental Exchange, Inc., 4%, 10/15/2023	7,055,000	7,566,657
Raymond James Financial, 4.95%, 7/15/2046	6,556,000	7,050,497

		$24,472,503
Business Services - 0.0%
Fidelity National Information Services, Inc., 4.5%, 8/15/2046	$1,829,000	$1,893,307

Cable TV - 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	$5,325,000	$5,692,509
Comcast Corp., 4.6%, 8/15/2045	6,535,000	7,189,636
Cox Communications, Inc., 3.5%, 8/15/2027 (n)	2,795,000	2,750,737
Cox Communications, Inc., 4.6%, 8/15/2047 (n)	1,157,000	1,147,397
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	7,170,000	9,745,960

		$26,526,239

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Chemicals - 0.1%
Sherwin-Williams Co., 4.5%, 6/01/2047	$3,394,000	$3,561,822

Computer Software - 0.2%
Microsoft Corp., 4.25%, 2/06/2047	$13,141,000	$14,528,440

Computer Software - Systems - 0.3%
Apple, Inc., 2.85%, 2/23/2023	$9,582,000	$9,811,634
Apple, Inc., 3.35%, 2/09/2027	6,546,000	6,739,670
Apple, Inc., 3.85%, 5/04/2043	5,286,000	5,325,181

		$21,876,485
Conglomerates - 0.1%
General Electric Capital Corp. , 1.92% to 10/10/2017, FLR to 1/09/2020	$4,530,000	$4,582,075

Consumer Products - 0.2%
Newell Rubbermaid, Inc., 3.85%, 4/01/2023	$7,747,000	$8,139,013
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	6,003,000	6,277,957

		$14,416,970
Consumer Services - 0.2%
Priceline Group, Inc., 2.75%, 3/15/2023	$5,747,000	$5,741,151
Visa, Inc., 3.15%, 12/14/2025	9,366,000	9,595,526

		$15,336,677
Electronics - 0.1%
Intel Corp., 3.15%, 5/11/2027	$862,000	$875,308
Intel Corp., 4.1%, 5/11/2047	8,617,000	9,110,770

		$9,986,078
Emerging Market Quasi-Sovereign - 0.1%
State Grid Overseas Investment (2014) Ltd., 2.75%, 5/07/2019 (z)	$5,329,000	$5,380,371
State Grid Overseas Investment (2016) Ltd., 2.75%, 5/04/2022 (n)	5,493,000	5,500,690

		$10,881,061
Emerging Market Sovereign - 0.1%
United Mexican States, 4.75%, 3/08/2044	$7,817,000	$8,055,419

Energy - Integrated - 0.2%
BP Capital Markets PLC, 4.5%, 10/01/2020	$1,661,000	$1,778,213
BP Capital Markets PLC, 4.742%, 3/11/2021	4,892,000	5,304,205
Petro-Canada, 6.05%, 5/15/2018	9,475,000	9,731,842

		$16,814,260

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Financial Institutions - 0.0%
GE Capital International Funding Co., 3.373%, 11/15/2025	$2,488,000	$2,573,193

Food & Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/01/2026	$11,910,000	$12,321,043
Anheuser-Busch InBev S.A., 8%, 11/15/2039	5,850,000	9,020,331
Danone S.A., 2.947%, 11/02/2026 (n)	9,735,000	9,447,667
Diageo Capital PLC, 2.625%, 4/29/2023	6,190,000	6,257,537
Kraft Heinz Foods Co., 3%, 6/01/2026	7,965,000	7,629,609
Wm. Wrigley Jr. Co., 2.4%, 10/21/2018 (n)	1,411,000	1,419,918
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	4,239,000	4,371,147

		$50,467,252
Food & Drug Stores - 0.1%
CVS Health Corp., 3.875%, 7/20/2025	$8,115,000	$8,464,048

Insurance - 0.3%
American International Group, Inc., 4.875%, 6/01/2022	$10,460,000	$11,489,630
American International Group, Inc., 3.75%, 7/10/2025	8,000,000	8,261,654

		$19,751,284
Insurance - Health - 0.1%
UnitedHealth Group, Inc., 3.75%, 7/15/2025	$9,796,000	$10,395,618

Insurance - Property & Casualty - 0.2%
Berkshire Hathaway, Inc., 3.125%, 3/15/2026	$3,183,000	$3,219,108
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	3,992,000	4,343,138
Marsh & McLennan Cos., Inc., 4.8%, 7/15/2021	5,360,000	5,804,961

		$13,367,207
International Market Quasi-Sovereign - 0.2%
KFW International Finance, Inc., 4.875%, 6/17/2019	$7,250,000	$7,640,924
Temasek Financial I Ltd., 2.375%, 1/23/2023 (n)	10,140,000	10,127,486

		$17,768,410
Internet - 0.1%
Baidu, Inc., 3.5%, 11/28/2022	$6,460,000	$6,646,461

Local Authorities - 0.1%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 1/01/2040	$5,815,000	$8,766,461

Major Banks - 1.9%
ABN AMRO Bank N.V., 4.8%, 4/18/2026 (n)	$6,400,000	$6,837,466
Bank of America Corp., 5.49%, 3/15/2019	4,135,000	4,320,652

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Bank of America Corp., 7.625%, 6/01/2019	$3,980,000	$4,343,403
Bank of America Corp., 4.1%, 7/24/2023	7,970,000	8,486,560
Bank of America Corp., 4.125%, 1/22/2024	10,657,000	11,337,605
Bank of America Corp., 3.5%, 4/19/2026	5,339,000	5,428,025
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)	2,567,000	2,900,710
Goldman Sachs Group, Inc., 3.85%, 1/26/2027	9,817,000	10,029,680
HSBC Holdings PLC, 6% to 5/22/2027, FLR to 11/22/2065	4,076,000	4,263,088
ING Bank N.V., 5.8%, 9/25/2023 (n)	6,238,000	7,122,194
JPMorgan Chase & Co., 6.3%, 4/23/2019	6,750,000	7,202,764
JPMorgan Chase & Co., 3.2%, 1/25/2023	7,972,000	8,175,919
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR to 2/01/2028	9,756,000	10,039,647
Morgan Stanley, 3.875%, 4/29/2024	6,520,000	6,823,256
Morgan Stanley, 6.625%, 4/01/2018	11,740,000	12,026,924
Morgan Stanley, 4%, 7/23/2025	2,939,000	3,098,483
Morgan Stanley, 3.625%, 1/20/2027	9,678,000	9,809,468
Royal Bank of Scotland Group PLC, 3.875%, 9/12/2023	9,760,000	9,987,244
UBS Group Funding (Jersey) Ltd., 4.125%, 4/15/2026 (z)	7,103,000	7,454,694
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	7,396,000	7,758,450

		$147,446,232
Medical & Health Technology & Services - 0.4%
Becton, Dickinson and Co., 2.675%, 12/15/2019	$3,650,000	$3,693,824
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022	1,494,000	1,529,117
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	6,000,000	6,180,089
Northwell Healthcare, Inc., 3.979%, 11/01/2046	520,000	492,061
Northwell Healthcare, Inc., 4.26%, 11/01/2047	4,156,000	4,186,522
Thermo Fisher Scientific, Inc., 3.2%, 8/15/2027	10,000,000	9,892,177
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	7,303,000	7,147,536

		$33,121,326
Medical Equipment - 0.3%
Abbott Laboratories, 4.9%, 11/30/2046	$6,534,000	$7,298,033
Medtronic, Inc., 4.375%, 3/15/2035	6,802,000	7,487,603
Zimmer Holdings, Inc., 3.55%, 4/01/2025	9,149,000	9,237,884

		$24,023,520
Metals & Mining - 0.2%
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	$5,964,000	$6,208,822
Glencore Funding LLC, 4%, 3/27/2027 (n)	4,355,000	4,381,366
Southern Copper Corp., 5.875%, 4/23/2045	6,641,000	7,563,304

		$18,153,492

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - 0.6%
APT Pipelines Ltd., 4.2%, 3/23/2025 (n)	$9,121,000	$9,479,907
APT Pipelines Ltd., 4.25%, 7/15/2027 (n)	822,000	845,691
Enterprise Products Operating LP, 6.5%, 1/31/2019	5,184,000	5,485,677
Kinder Morgan Energy Partners LP, 4.15%, 2/01/2024	5,700,000	5,908,410
ONEOK, Inc., 4.95%, 7/13/2047	7,952,000	7,973,004
Phillips 66 Partners LP, 4.9%, 10/01/2046	5,914,000	5,919,163
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	9,830,000	10,484,480

		$46,096,332
Mortgage-Backed - 10.0%
Fannie Mae, 2.28%, 11/01/2026	$1,417,415	$1,366,552
Fannie Mae, 5.5%, 11/01/2017 - 4/01/2040	20,165,290	22,475,821
Fannie Mae, 3.8%, 2/01/2018	726,124	725,436
Fannie Mae, 5%, 2/01/2018 - 3/01/2042	15,274,351	16,765,587
Fannie Mae, 6%, 3/01/2018 - 7/01/2037	10,613,879	12,045,456
Fannie Mae, 4.5%, 6/01/2018 - 6/01/2044	43,231,533	46,757,734
Fannie Mae, 3.746%, 7/01/2018	711,451	720,172
Fannie Mae, 2.578%, 9/25/2018	2,590,357	2,591,665
Fannie Mae, 4.6%, 9/01/2019	717,721	750,875
Fannie Mae, 4.451%, 1/01/2021	603,179	635,431
Fannie Mae, 3.99%, 7/01/2021	625,951	664,407
Fannie Mae, 2.67%, 3/01/2022	898,408	915,965
Fannie Mae, 2.73%, 4/01/2023	644,748	660,013
Fannie Mae, 2.41%, 5/01/2023	977,840	984,072
Fannie Mae, 2.55%, 5/01/2023	920,463	932,722
Fannie Mae, 2.59%, 5/01/2023	965,578	980,345
Fannie Mae, 2.62%, 5/01/2023	643,750	654,555
Fannie Mae, 5.25%, 8/01/2024	982,943	1,103,309
Fannie Mae, 2.7%, 7/01/2025	1,007,000	1,006,674
Fannie Mae, 3.43%, 6/01/2026	1,178,148	1,244,874
Fannie Mae, 4.54%, 7/01/2026	999,677	1,111,419
Fannie Mae, 2.683%, 12/25/2026	4,588,000	4,493,507
Fannie Mae, 3.95%, 1/01/2027	961,568	1,017,479
Fannie Mae, 4.01%, 1/01/2029	804,886	875,497
Fannie Mae, 4.96%, 6/01/2030	588,545	659,369
Fannie Mae, 6.5%, 6/01/2031 - 7/01/2037	4,194,546	4,708,098
Fannie Mae, 3%, 12/01/2031 - 11/01/2046	34,873,269	35,389,960
Fannie Mae, 4%, 9/01/2040 - 7/01/2047	135,511,844	143,249,116
Fannie Mae, 3.5%, 11/01/2041 - 1/01/2047	120,284,953	124,381,275
Fannie Mae, TBA, 3.5%, 7/01/2046	6,545,000	6,747,230
Fannie Mae, TBA, 4%, 10/01/2047	31,309,300	32,965,268
Freddie Mac, 4.5%, 9/01/2046	5,960,125	6,387,402
Freddie Mac, 5%, 12/01/2017 - 7/01/2041	8,172,609	8,934,543

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 3.154%, 2/25/2018	$617,685	$618,701
Freddie Mac, 2.412%, 8/25/2018	1,904,742	1,910,893
Freddie Mac, 6%, 12/01/2018 - 6/01/2037	5,078,213	5,709,439
Freddie Mac, 4.5%, 1/01/2019 - 5/01/2042	7,988,156	8,565,213
Freddie Mac, 5.5%, 1/01/2019 - 10/01/2035	4,420,241	4,923,390
Freddie Mac, 5.085%, 3/25/2019	6,789,000	7,043,310
Freddie Mac, 2.456%, 8/25/2019	1,100,000	1,110,125
Freddie Mac, 1.869%, 11/25/2019	2,191,711	2,190,926
Freddie Mac, 2.313%, 3/25/2020	624,000	628,656
Freddie Mac, 3.808%, 8/25/2020	5,900,000	6,174,018
Freddie Mac, 3.034%, 10/25/2020	1,781,000	1,827,555
Freddie Mac, 2.791%, 1/25/2022	3,221,000	3,297,204
Freddie Mac, 2.716%, 6/25/2022	2,443,294	2,492,104
Freddie Mac, 2.682%, 10/25/2022	2,360,000	2,400,261
Freddie Mac, 2.51%, 11/25/2022	4,700,000	4,742,296
Freddie Mac, 3.111%, 2/25/2023	5,200,000	5,394,928
Freddie Mac, 3.32%, 2/25/2023	1,656,000	1,735,510
Freddie Mac, 3.25%, 4/25/2023	5,681,000	5,935,853
Freddie Mac, 3.06%, 7/25/2023	4,461,000	4,613,197
Freddie Mac, 3.458%, 8/25/2023	5,373,000	5,670,727
Freddie Mac, 0.883%, 4/25/2024 (i)	11,414,244	545,869
Freddie Mac, 0.508%, 7/25/2024 (i)	40,823,000	1,344,301
Freddie Mac, 0.618%, 7/25/2024 (i)	14,233,000	496,447
Freddie Mac, 3.171%, 10/25/2024	3,005,000	3,121,072
Freddie Mac, 2.67%, 12/25/2024	3,687,000	3,708,916
Freddie Mac, 3.329%, 5/25/2025	4,698,000	4,917,554
Freddie Mac, 2.673%, 3/25/2026	6,105,000	6,074,461
Freddie Mac, 3.3%, 10/25/2026	2,495,000	2,587,755
Freddie Mac, 3.224%, 3/25/2027	3,514,000	3,623,115
Freddie Mac, 0.772%, 6/25/2027 (i)	39,273,000	2,191,041
Freddie Mac, 0.813%, 6/25/2027 (i)	12,890,000	790,279
Freddie Mac, 0.579%, 7/25/2027 (i)	34,353,000	1,670,243
Freddie Mac, 6.5%, 5/01/2034 - 7/01/2037	2,652,677	2,963,361
Freddie Mac, 4%, 11/01/2040 - 4/01/2044	19,859,377	20,978,964
Freddie Mac, 3.5%, 2/01/2042 - 1/01/2047	73,080,597	75,553,743
Freddie Mac, 3%, 4/01/2043 - 11/01/2046	52,920,492	53,334,695
Ginnie Mae, 6%, 9/15/2032 - 1/15/2038	4,048,582	4,613,520
Ginnie Mae, 5.5%, 12/15/2032 - 4/20/2035	3,466,645	3,885,212
Ginnie Mae, 4.5%, 7/15/2033 - 6/20/2041	8,546,567	9,213,252
Ginnie Mae, 5%, 7/20/2033 - 10/15/2034	1,159,607	1,274,501
Ginnie Mae, 4%, 1/20/2041 - 2/20/2042	9,642,192	10,231,776
Ginnie Mae, 3.5%, 12/15/2041 - 6/20/2043	15,200,207	15,885,139
Ginnie Mae, 0.658%, 2/16/2059 (i)	22,122,901	1,489,092

		$792,380,442

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Network & Telecom - 0.5%
AT&T, Inc., 3%, 6/30/2022	$6,074,000	$6,133,138
AT&T, Inc., 3.4%, 8/14/2024	12,286,000	12,305,133
AT&T, Inc., 3.4%, 5/15/2025	9,074,000	8,950,602
AT&T, Inc., 5.45%, 3/01/2047	7,845,000	8,298,524

		$35,687,397
Oils - 0.2%
Marathon Petroleum Corp., 3.625%, 9/15/2024	$7,722,000	$7,863,811
Valero Energy Corp., 4.9%, 3/15/2045	9,872,000	10,594,710

		$18,458,521
Other Banks & Diversified Financials - 0.5%
Banco de Credito del Peru, 5.375%, 9/16/2020	$4,872,000	$5,310,480
Bank of Tokyo-Mitsubishi UFJ Ltd., 4.1%, 9/09/2023 (n)	4,960,000	5,288,717
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	4,730,000	5,415,850
Citigroup, Inc., 2.5%, 9/26/2018	10,880,000	10,952,377
Citizens Bank N.A., 2.25%, 3/02/2020	2,571,000	2,574,401
Groupe BPCE S.A. ,12.5% to 9/30/2019, FLR to 8/29/2049 (n)	5,168,000	6,137,000
SunTrust Banks, Inc., 2.35%, 11/01/2018	2,541,000	2,554,050

		$38,232,875
Pharmaceuticals - 0.5%
Actavis Funding SCS, 3%, 3/12/2020	$1,375,000	$1,403,776
Celgene Corp., 2.875%, 8/15/2020	3,798,000	3,876,818
Forest Laboratories, Inc., 4.875%, 2/15/2021 (n)	3,179,000	3,413,811
Gilead Sciences, Inc., 3.7%, 4/01/2024	1,862,000	1,966,521
Gilead Sciences, Inc., 3.5%, 2/01/2025	14,207,000	14,795,244
Shire Acquisitions Investments Ireland Designated Activity Co., 3.2%, 9/23/2026	12,956,000	12,772,252

		$38,228,422
Retailers - 0.1%
Dollar General Corp., 4.15%, 11/01/2025	$5,000,000	$5,307,436
Home Depot, Inc., 5.95%, 4/01/2041	1,578,000	2,079,357

		$7,386,793
Telecommunications - Wireless - 0.4%
American Tower Trust I, REIT, 3.07%, 3/15/2023 (n)	$5,960,000	$5,975,928
Crown Castle International Corp., 3.65%, 9/01/2027	6,018,000	6,014,694
Crown Castle Towers LLC, 6.113%, 1/15/2020 (n)	3,852,000	4,115,805
Crown Castle Towers LLC, 4.883%, 8/15/2020 (n)	2,040,000	2,160,916
Rogers Communications, Inc., 6.8%, 8/15/2018	8,529,000	8,897,923
SBA Tower Trust, 2.898%, 10/11/2044 (n)	2,389,000	2,403,791

		$29,569,057

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Tobacco - 0.2%
Imperial Tobacco Finance PLC, 2.95%, 7/21/2020 (n)	$6,137,000	$6,230,146
Reynolds American, Inc., 5.85%, 8/15/2045	10,000,000	12,236,009

		$18,466,155
Transportation - Services - 0.1%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$6,381,000	$8,393,206

U.S. Government Agencies and Equivalents - 0.0%
Small Business Administration, 4.35%, 7/01/2023	$168,569	$174,707
Small Business Administration, 4.77%, 4/01/2024	508,805	531,976
Small Business Administration, 5.18%, 5/01/2024	865,270	911,198
Small Business Administration, 5.52%, 6/01/2024	379,550	401,752
Small Business Administration, 4.99%, 9/01/2024	787,960	828,824
Small Business Administration, 4.95%, 3/01/2025	589,358	621,051

		$3,469,508
U.S. Treasury Obligations - 14.3%
U.S. Treasury Bonds, 6%, 2/15/2026	$1,524,000	$1,962,983
U.S. Treasury Bonds, 6.75%, 8/15/2026	926,000	1,261,639
U.S. Treasury Bonds, 5.25%, 2/15/2029	5,294,000	6,818,300
U.S. Treasury Bonds, 5.375%, 2/15/2031	4,690,000	6,285,333
U.S. Treasury Bonds, 4.5%, 2/15/2036	26,962,000	34,680,926
U.S. Treasury Bonds, 5%, 5/15/2037	2,452,000	3,351,386
U.S. Treasury Bonds, 3.5%, 2/15/2039	17,071,000	19,275,560
U.S. Treasury Bonds, 4.5%, 8/15/2039	4,987,000	6,447,840
U.S. Treasury Bonds, 2.875%, 5/15/2043	152,886,900	154,105,218
U.S. Treasury Bonds, 2.5%, 2/15/2045	5,313,000	4,955,203
U.S. Treasury Notes, 1.375%, 2/29/2020	6,694,000	6,666,283
U.S. Treasury Notes, 1.75%, 11/30/2021	137,769,000	137,300,800
U.S. Treasury Notes, 3.125%, 5/15/2019	10,873,000	11,166,911
U.S. Treasury Notes, 1%, 6/30/2019	211,374,000	209,763,924
U.S. Treasury Notes, 1.625%, 6/30/2019	226,285,000	226,930,265
U.S. Treasury Notes, 3.5%, 5/15/2020	55,133,000	57,872,421
U.S. Treasury Notes, 3.125%, 5/15/2021	99,605,000	104,456,853
U.S. Treasury Notes, 2.5%, 8/15/2023	80,864,000	82,948,775
U.S. Treasury Notes, 2.125%, 7/31/2024	7,500,000	7,489,160
U.S. Treasury Notes, 2%, 11/15/2026	35,395,000	34,492,151
U.S. Treasury Notes, 2.375%, 5/15/2027	7,500,000	7,531,055
U.S. Treasury Notes, 3%, 11/15/2045	215,000	221,156

		$1,125,984,142
Utilities - Electric Power - 0.9%
Berkshire Hathaway Energy Co., 3.75%, 11/15/2023	$3,550,000	$3,741,051
Dominion Resources, Inc., 3.625%, 12/01/2024	6,000,000	6,205,324

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Duke Energy Corp., 2.65%, 9/01/2026	$1,590,000	$1,520,536
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	7,076,000	7,489,271
Exelon Corp., 3.4%, 4/15/2026	9,718,000	9,771,934
MidAmerican Funding LLC, 6.927%, 3/01/2029	2,785,000	3,663,373
Oncor Electric Delivery Co., 7%, 9/01/2022	4,555,000	5,457,639
PPL Capital Funding, Inc., 5%, 3/15/2044	1,773,000	1,990,191
PPL Corp., 3.4%, 6/01/2023	4,920,000	5,065,610
Progress Energy, Inc., 3.15%, 4/01/2022	6,169,000	6,286,494
Southern Co., 2.15%, 9/01/2019	7,000,000	7,016,315
Southern Co., 3.25%, 7/01/2026	10,896,000	10,771,088

		$68,978,826
Total Bonds (Identified Cost, $2,906,613,758)		$2,965,737,801

Preferred Stocks - 0.1%
Automotive - 0.1%
Hyundai Motor Co. (Identified Cost, $4,524,407)	46,410	$4,153,337

Convertible Preferred Stocks - 0.5%
Pharmaceuticals - 0.4%
Allergan PLC, 5.5%	46,435	$34,260,672

Utilities - Electric Power - 0.1%
NextEra Energy, Inc., 6.123%	62,103	$3,433,054
NextEra Energy, Inc., 6.371%	71,788	4,760,262

		$8,193,316
Total Convertible Preferred Stocks (Identified Cost, $49,309,626)		$42,453,988

Investment Companies (h) - 1.9%
Money Market Funds - 1.9%
MFS Institutional Money Market Portfolio, 1.11% (v) (Identified Cost, $151,491,738)	151,502,477	$151,502,477

Collateral for Securities Loaned - 0.1%
JPMorgan U.S. Government Money Market Fund, 0.94% (j) (Identified Cost, $8,142,951)	8,142,951	$8,142,951

Other Assets, Less Liabilities - (0.4)%		(34,013,489)
Net Assets - 100.0%		$7,902,373,474

Portfolio of Investments – continued

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $7,784,884,486 and $151,502,477, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $208,822,185, representing 2.6% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FLR, 2.834%, (LIBOR-1mo. + 1.6%) 12/28/2040	3/01/06	$4,180,646	$3,616,253
BlackRock Capital Finance LP, 7.75%, 9/25/2026	10/10/96	96,929	8,908
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 2.234%, (U.S. LIBOR-1mo. + 1%) 6/15/2028	6/14/16	6,845,630	6,887,732
State Grid Overseas Investment (2014) Ltd., 2.75%, 5/07/2019	4/28/14	5,312,465	5,380,371
UBS Group Funding (Jersey) Ltd., 4.125%, 4/15/2026	3/29/16	7,089,245	7,454,694
Total Restricted Securities			$23,347,958
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
FLR	Floating rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $7,837,463 of securities on loan (identified cost, $6,116,380,189)	$7,784,884,486
Investments in affiliated issuers, at value (identified cost, $151,491,738)	151,502,477
Cash	488,411
Receivables for
Investments sold	6,876,075
TBA sale commitments	2,108,851
Fund shares sold	6,376,512
Interest and dividends	26,989,840
Other assets	27,751
Total assets	$7,979,254,403
Liabilities
Payables for
Distributions	$1,011,597
Investments purchased	10,502,610
TBA purchase commitments	41,845,468
Fund shares reacquired	11,440,132
Collateral for securities loaned, at value	8,142,951
Payable to affiliates
Investment adviser	231,115
Shareholder servicing costs	3,141,259
Distribution and service fees	164,531
Program manager fees	148
Payable for independent Trustees’ compensation	68,138
Accrued expenses and other liabilities	332,980
Total liabilities	$76,880,929
Net assets	$7,902,373,474
Net assets consist of
Paid-in capital	$6,083,194,621
Unrealized appreciation (depreciation)	1,668,558,279
Accumulated net realized gain (loss)	147,950,945
Undistributed net investment income	2,669,629
Net assets	$7,902,373,474
Shares of beneficial interest outstanding	409,346,666

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,779,558,008	247,817,930	$19.29
Class B	184,889,037	9,574,234	19.31
Class C	1,054,573,790	54,356,252	19.40
Class I	593,250,174	30,767,354	19.28
Class R1	12,516,640	649,735	19.26
Class R2	229,263,169	11,852,249	19.34
Class R3	331,071,529	17,154,320	19.30
Class R4	291,662,156	15,108,052	19.31
Class R6	389,608,793	20,200,983	19.29
Class 529A	23,274,854	1,209,920	19.24
Class 529B	1,482,647	76,789	19.31
Class 529C	11,222,677	578,848	19.39

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $20.47 [100 / 94.25 x $19.29] and $20.41 [100 / 94.25 x $19.24], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$121,330,651
Interest	88,878,447
Dividends from affiliated issuers	1,092,590
Income on securities loaned	86,853
Other	21,769
Foreign taxes withheld	(1,495,871)
Total investment income	$209,914,439
Expenses
Management fee	$26,579,053
Distribution and service fees	26,819,611
Shareholder servicing costs	8,263,160
Program manager fees	34,635
Administrative services fee	643,914
Independent Trustees’ compensation	106,489
Custodian fee	289,907
Reimbursement of custodian expenses	(95,848)
Shareholder communications	549,082
Audit and tax fees	82,843
Legal fees	90,421
Miscellaneous	456,201
Total expenses	$63,819,468
Fees paid indirectly	(3,435)
Reduction of expenses by investment adviser and distributor	(298,064)
Net expenses	$63,517,969
Net investment income (loss)	$146,396,470
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$249,200,935
Affiliated issuers	(4,611)
Foreign currency	(50,058)
Net realized gain (loss)	$249,146,266
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$311,648,604
Affiliated issuers	10,739
Translation of assets and liabilities in foreign currencies	50,554
Net unrealized gain (loss)	$311,709,897
Net realized and unrealized gain (loss)	$560,856,163
Change in net assets from operations	$707,252,633

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/17	9/30/16
Change in net assets
From operations
Net investment income (loss)	$146,396,470	$135,642,416
Net realized gain (loss)	249,146,266	105,181,921
Net unrealized gain (loss)	311,709,897	452,610,021
Change in net assets from operations	$707,252,633	$693,434,358
Distributions declared to shareholders
From net investment income	$(152,749,122)	$(167,017,043)
From net realized gain	(100,925,716)	(198,222,186)
Total distributions declared to shareholders	$(253,674,838)	$(365,239,229)
Change in net assets from fund share transactions	$59,835,049	$362,095,268
Total change in net assets	$513,412,844	$690,290,397
Net assets
At beginning of period	7,388,960,630	6,698,670,233
At end of period (including undistributed net investment income of $2,669,629 and $4,902,046, respectively)	$7,902,373,474	$7,388,960,630

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$18.19		$17.38	$18.16	$16.77	$15.19
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	(c)	$0.35	$0.43	$0.38	$0.34
Net realized and unrealized gain (loss)	1.36		1.41	(0.40)	1.53	1.60
Total from investment operations	$1.74		$1.76	$0.03	$1.91	$1.94
Less distributions declared to shareholders
From net investment income	$(0.39)		$(0.44)	$(0.38)	$(0.38)	$(0.36)
From net realized gain	(0.25)		(0.51)	(0.43)	(0.14)	—
Total distributions declared to shareholders	$(0.64)		$(0.95)	$(0.81)	$(0.52)	$(0.36)
Net asset value, end of period (x)	$19.29		$18.19	$17.38	$18.16	$16.77
Total return (%) (r)(s)(t)(x)	9.78	(c)	10.50	0.01	11.55	12.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	(c)	0.74	0.74	0.73	0.75
Expenses after expense reductions (f)	0.73	(c)	0.73	0.74	0.73	0.75
Net investment income (loss)	2.03	(c)	1.99	2.35	2.13	2.11
Portfolio turnover	38		32	45	35	53
Net assets at end of period (000 omitted)	$4,779,558		$4,733,090	$4,492,707	$4,621,662	$4,399,349

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$18.21		$17.40	$18.18	$16.78	$15.20
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	(c)	$0.22	$0.29	$0.24	$0.22
Net realized and unrealized gain (loss)	1.36		1.40	(0.41)	1.55	1.60
Total from investment operations	$1.60		$1.62	$(0.12)	$1.79	$1.82
Less distributions declared to shareholders
From net investment income	$(0.25)		$(0.30)	$(0.23)	$(0.25)	$(0.24)
From net realized gain	(0.25)		(0.51)	(0.43)	(0.14)	—
Total distributions declared to shareholders	$(0.50)		$(0.81)	$(0.66)	$(0.39)	$(0.24)
Net asset value, end of period (x)	$19.31		$18.21	$17.40	$18.18	$16.78
Total return (%) (r)(s)(t)(x)	8.94	(c)	9.66	(0.75)	10.75	12.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	(c)	1.49	1.49	1.48	1.50
Expenses after expense reductions (f)	1.48	(c)	1.49	1.49	1.48	1.50
Net investment income (loss)	1.29	(c)	1.24	1.56	1.38	1.36
Portfolio turnover	38		32	45	35	53
Net assets at end of period (000 omitted)	$184,889		$205,806	$208,889	$248,181	$272,887

Class C	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$18.29		$17.48	$18.25	$16.86	$15.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	(c)	$0.22	$0.29	$0.25	$0.22
Net realized and unrealized gain (loss)	1.37		1.41	(0.39)	1.53	1.61
Total from investment operations	$1.61		$1.63	$(0.10)	$1.78	$1.83
Less distributions declared to shareholders
From net investment income	$(0.25)		$(0.31)	$(0.24)	$(0.25)	$(0.24)
From net realized gain	(0.25)		(0.51)	(0.43)	(0.14)	—
Total distributions declared to shareholders	$(0.50)		$(0.82)	$(0.67)	$(0.39)	$(0.24)
Net asset value, end of period (x)	$19.40		$18.29	$17.48	$18.25	$16.86
Total return (%) (r)(s)(t)(x)	8.95	(c)	9.62	(0.68)	10.65	12.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	(c)	1.49	1.49	1.48	1.50
Expenses after expense reductions (f)	1.49	(c)	1.49	1.49	1.48	1.50
Net investment income (loss)	1.28	(c)	1.24	1.60	1.38	1.35
Portfolio turnover	38		32	45	35	53
Net assets at end of period (000 omitted)	$1,054,574		$1,102,670	$965,137	$930,405	$836,471

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$18.18		$17.38	$18.15	$16.77	$15.19
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	(c)	$0.39	$0.47	$0.42	$0.38
Net realized and unrealized gain (loss)	1.40		1.40	(0.39)	1.53	1.60
Total from investment operations	$1.79		$1.79	$0.08	$1.95	$1.98
Less distributions declared to shareholders
From net investment income	$(0.44)		$(0.48)	$(0.42)	$(0.43)	$(0.40)
From net realized gain	(0.25)		(0.51)	(0.43)	(0.14)	—
Total distributions declared to shareholders	$(0.69)		$(0.99)	$(0.85)	$(0.57)	$(0.40)
Net asset value, end of period (x)	$19.28		$18.18	$17.38	$18.15	$16.77
Total return (%) (r)(s)(t)(x)	10.06	(c)	10.71	0.31	11.76	13.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.49	(c)	0.49	0.49	0.48	0.50
Expenses after expense reductions (f)	0.49	(c)	0.49	0.49	0.48	0.50
Net investment income (loss)	2.10	(c)	2.22	2.56	2.37	2.35
Portfolio turnover	38		32	45	35	53
Net assets at end of period (000 omitted)	$593,250		$329,965	$213,734	$226,527	$160,246

Class R1	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$18.17		$17.36	$18.14	$16.75	$15.18
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	(c)	$0.22	$0.28	$0.25	$0.22
Net realized and unrealized gain (loss)	1.35		1.41	(0.39)	1.53	1.59
Total from investment operations	$1.59		$1.63	$(0.11)	$1.78	$1.81
Less distributions declared to shareholders
From net investment income	$(0.25)		$(0.31)	$(0.24)	$(0.25)	$(0.24)
From net realized gain	(0.25)		(0.51)	(0.43)	(0.14)	—
Total distributions declared to shareholders	$(0.50)		$(0.82)	$(0.67)	$(0.39)	$(0.24)
Net asset value, end of period (x)	$19.26		$18.17	$17.36	$18.14	$16.75
Total return (%) (r)(s)(t)(x)	8.90	(c)	9.68	(0.75)	10.72	12.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	(c)	1.49	1.49	1.48	1.50
Expenses after expense reductions (f)	1.49	(c)	1.49	1.49	1.48	1.50
Net investment income (loss)	1.28	(c)	1.24	1.56	1.38	1.36
Portfolio turnover	38		32	45	35	53
Net assets at end of period (000 omitted)	$12,517		$14,031	$13,964	$16,905	$16,134

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$18.24		$17.43	$18.21	$16.81	$15.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	(c)	$0.31	$0.39	$0.33	$0.30
Net realized and unrealized gain (loss)	1.36		1.40	(0.41)	1.55	1.60
Total from investment operations	$1.69		$1.71	$(0.02)	$1.88	$1.90
Less distributions declared to shareholders
From net investment income	$(0.34)		$(0.39)	$(0.33)	$(0.34)	$(0.32)
From net realized gain	(0.25)		(0.51)	(0.43)	(0.14)	—
Total distributions declared to shareholders	$(0.59)		$(0.90)	$(0.76)	$(0.48)	$(0.32)
Net asset value, end of period (x)	$19.34		$18.24	$17.43	$18.21	$16.81
Total return (%) (r)(s)(t)(x)	9.48	(c)	10.19	(0.24)	11.29	12.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	(c)	0.99	0.99	0.98	1.00
Expenses after expense reductions (f)	0.99	(c)	0.99	0.99	0.98	1.00
Net investment income (loss)	1.76	(c)	1.73	2.11	1.87	1.85
Portfolio turnover	38		32	45	35	53
Net assets at end of period (000 omitted)	$229,263		$205,848	$168,609	$166,275	$162,091

Class R3	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$18.20		$17.39	$18.17	$16.78	$15.20
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	(c)	$0.35	$0.43	$0.38	$0.34
Net realized and unrealized gain (loss)	1.37		1.41	(0.41)	1.53	1.60
Total from investment operations	$1.74		$1.76	$0.02	$1.91	$1.94
Less distributions declared to shareholders
From net investment income	$(0.39)		$(0.44)	$(0.37)	$(0.38)	$(0.36)
From net realized gain	(0.25)		(0.51)	(0.43)	(0.14)	—
Total distributions declared to shareholders	$(0.64)		$(0.95)	$(0.80)	$(0.52)	$(0.36)
Net asset value, end of period (x)	$19.30		$18.20	$17.39	$18.17	$16.78
Total return (%) (r)(s)(t)(x)	9.77	(c)	10.48	0.00	11.54	12.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	(c)	0.74	0.74	0.73	0.75
Expenses after expense reductions (f)	0.74	(c)	0.74	0.74	0.73	0.75
Net investment income (loss)	2.01	(c)	1.99	2.35	2.13	2.11
Portfolio turnover	38		32	45	35	53
Net assets at end of period (000 omitted)	$331,072		$297,313	$251,635	$256,487	$178,646

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$18.20		$17.40	$18.17	$16.78	$15.21
Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	(c)	$0.39	$0.48	$0.42	$0.38
Net realized and unrealized gain (loss)	1.37		1.40	(0.40)	1.54	1.59
Total from investment operations	$1.80		$1.79	$0.08	$1.96	$1.97
Less distributions declared to shareholders
From net investment income	$(0.44)		$(0.48)	$(0.42)	$(0.43)	$(0.40)
From net realized gain	(0.25)		(0.51)	(0.43)	(0.14)	—
Total distributions declared to shareholders	$(0.69)		$(0.99)	$(0.85)	$(0.57)	$(0.40)
Net asset value, end of period (x)	$19.31		$18.20	$17.40	$18.17	$16.78
Total return (%) (r)(s)(t)(x)	10.10	(c)	10.69	0.31	11.82	13.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.49	(c)	0.49	0.49	0.48	0.50
Expenses after expense reductions (f)	0.49	(c)	0.49	0.49	0.48	0.50
Net investment income (loss)	2.29	(c)	2.23	2.62	2.38	2.34
Portfolio turnover	38		32	45	35	53
Net assets at end of period (000 omitted)	$291,662		$297,677	$287,976	$249,619	$182,332

Class R6	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$18.19		$17.38	$18.16	$16.77	$15.19
Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	(c)	$0.41	$0.55	$0.44	$0.40
Net realized and unrealized gain (loss)	1.38		1.41	(0.47)	1.53	1.59
Total from investment operations	$1.80		$1.82	$0.08	$1.97	$1.99
Less distributions declared to shareholders
From net investment income	$(0.45)		$(0.50)	$(0.43)	$(0.44)	$(0.41)
From net realized gain	(0.25)		(0.51)	(0.43)	(0.14)	—
Total distributions declared to shareholders	$(0.70)		$(1.01)	$(0.86)	$(0.58)	$(0.41)
Net asset value, end of period (x)	$19.29		$18.19	$17.38	$18.16	$16.77
Total return (%) (r)(s)(t)(x)	10.14	(c)	10.86	0.34	11.91	13.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.40	(c)	0.41	0.41	0.41	0.41
Expenses after expense reductions (f)	0.40	(c)	0.41	0.41	0.41	0.41
Net investment income (loss)	2.27	(c)	2.31	3.02	2.46	2.42
Portfolio turnover	38		32	45	35	53
Net assets at end of period (000 omitted)	$389,609		$169,348	$67,900	$33,689	$10,800

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$18.14		$17.34	$18.12	$16.73	$15.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	(c)	$0.34	$0.42	$0.37	$0.33
Net realized and unrealized gain (loss)	1.36		1.40	(0.40)	1.54	1.59
Total from investment operations	$1.73		$1.74	$0.02	$1.91	$1.92
Less distributions declared to shareholders
From net investment income	$(0.38)		$(0.43)	$(0.37)	$(0.38)	$(0.35)
From net realized gain	(0.25)		(0.51)	(0.43)	(0.14)	—
Total distributions declared to shareholders	$(0.63)		$(0.94)	$(0.80)	$(0.52)	$(0.35)
Net asset value, end of period (x)	$19.24		$18.14	$17.34	$18.12	$16.73
Total return (%) (r)(s)(t)(x)	9.77	(c)	10.42	(0.03)	11.53	12.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	(c)	0.84	0.84	0.83	0.85
Expenses after expense reductions (f)	0.77	(c)	0.77	0.78	0.77	0.80
Net investment income (loss)	1.97	(c)	1.95	2.31	2.09	2.05
Portfolio turnover	38		32	45	35	53
Net assets at end of period (000 omitted)	$23,275		$21,204	$18,177	$17,789	$15,581

Class 529B	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$18.21		$17.40	$18.17	$16.78	$15.20
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	(c)	$0.21	$0.27	$0.24	$0.21
Net realized and unrealized gain (loss)	1.36		1.41	(0.38)	1.53	1.60
Total from investment operations	$1.59		$1.62	$(0.11)	$1.77	$1.81
Less distributions declared to shareholders
From net investment income	$(0.24)		$(0.30)	$(0.23)	$(0.24)	$(0.23)
From net realized gain	(0.25)		(0.51)	(0.43)	(0.14)	—
Total distributions declared to shareholders	$(0.49)		$(0.81)	$(0.66)	$(0.38)	$(0.23)
Net asset value, end of period (x)	$19.31		$18.21	$17.40	$18.17	$16.78
Total return (%) (r)(s)(t)(x)	8.88	(c)	9.60	(0.75)	10.63	11.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	(c)	1.59	1.59	1.58	1.60
Expenses after expense reductions (f)	1.53	(c)	1.54	1.54	1.53	1.55
Net investment income (loss)	1.23	(c)	1.19	1.50	1.33	1.31
Portfolio turnover	38		32	45	35	53
Net assets at end of period (000 omitted)	$1,483		$1,580	$1,721	$2,110	$2,369

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$18.28		$17.47	$18.25	$16.85	$15.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	(c)	$0.21	$0.28	$0.24	$0.21
Net realized and unrealized gain (loss)	1.37		1.41	(0.40)	1.54	1.60
Total from investment operations	$1.60		$1.62	$(0.12)	$1.78	$1.81
Less distributions declared to shareholders
From net investment income	$(0.24)		$(0.30)	$(0.23)	$(0.24)	$(0.23)
From net realized gain	(0.25)		(0.51)	(0.43)	(0.14)	—
Total distributions declared to shareholders	$(0.49)		$(0.81)	$(0.66)	$(0.38)	$(0.23)
Net asset value, end of period (x)	$19.39		$18.28	$17.47	$18.25	$16.85
Total return (%) (r)(s)(t)(x)	8.91	(c)	9.57	(0.79)	10.66	11.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	(c)	1.59	1.59	1.58	1.60
Expenses after expense reductions (f)	1.53	(c)	1.54	1.54	1.53	1.55
Net investment income (loss)	1.22	(c)	1.18	1.55	1.33	1.30
Portfolio turnover	38		32	45	35	53
Net assets at end of period (000 omitted)	$11,223		$10,428	$8,222	$7,915	$6,989

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Total Return Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the

Notes to Financial Statements – continued

particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an

Notes to Financial Statements – continued

investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$4,811,003,734	$—	$—	$4,811,003,734
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	1,132,555,382	—	1,132,555,382
Non-U.S. Sovereign Debt	—	36,704,889	—	36,704,889
Municipal Bonds	—	8,766,461	—	8,766,461
U.S. Corporate Bonds	—	660,829,039	—	660,829,039
Residential Mortgage-Backed Securities	—	796,012,083	—	796,012,083
Commercial Mortgage-Backed Securities	—	94,472,996	—	94,472,996
Asset-Backed Securities (including CDOs)	—	71,380,744	—	71,380,744
Foreign Bonds	—	165,016,207	—	165,016,207
Mutual Funds	159,645,428	—	—	159,645,428
Total	$4,970,649,162	$2,965,737,801	$—	$7,936,386,963

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $25,711,908 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $7,837,463. The fair value of the fund’s investment securities on loan and a related liability of $8,142,951 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in

Notes to Financial Statements – continued

which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is

Notes to Financial Statements – continued

recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 9/30/17	Year ended 9/30/16
Ordinary income (including any short-term capital gains)	$156,861,469	$167,017,043
Long-term capital gains	96,813,369	198,222,186
Total distributions	$253,674,838	$365,239,229

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/17
Cost of investments	$6,317,669,832
Gross appreciation	1,682,931,467
Gross depreciation	(64,214,336)
Net unrealized appreciation (depreciation)	$1,618,717,131
Undistributed ordinary income	38,281,426
Undistributed long-term capital gain	186,935,257
Other temporary differences	(24,754,961)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/17	Year ended 9/30/16	Year ended 9/30/17	Year ended 9/30/16
Class A	$99,345,416	$114,997,327	$63,854,527	$130,685,488
Class B	2,623,299	3,594,853	2,700,716	6,045,708
Class C	14,458,991	17,768,558	14,762,340	28,712,698
Class I	12,376,362	6,803,417	5,512,201	6,725,454
Class R1	179,448	252,074	181,277	423,930
Class R2	3,947,031	4,089,194	2,731,598	4,966,622
Class R3	6,521,149	7,583,285	4,063,427	8,687,690
Class R4	6,866,883	7,605,621	3,995,848	7,859,888
Class R6	5,809,046	3,659,280	2,665,528	3,275,627
Class 529A	461,000	483,987	291,527	549,127
Class 529B	19,874	27,699	21,675	48,728
Class 529C	140,623	151,748	145,052	241,226
Total	$152,749,122	$167,017,043	$100,925,716	$198,222,186

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $6.3 billion of average daily net assets	0.35%
Average daily net assets in excess of $6.3 billion	0.34%

Notes to Financial Statements – continued

The management fee incurred for the year ended September 30, 2017 was equivalent to an annual effective rate of 0.35% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,087,713 and $11,850 for the year ended September 30, 2017, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$11,798,957
Class B	0.75%	0.25%	1.00%	1.00%	1,967,412
Class C	0.75%	0.25%	1.00%	1.00%	10,890,397
Class R1	0.75%	0.25%	1.00%	1.00%	133,775
Class R2	0.25%	0.25%	0.50%	0.50%	1,072,437
Class R3	—	0.25%	0.25%	0.25%	777,136
Class 529A	—	0.25%	0.25%	0.24%	55,640
Class 529B	0.75%	0.25%	1.00%	1.00%	15,362
Class 529C	0.75%	0.25%	1.00%	1.00%	108,495
Total Distribution and Service Fees					$26,819,611

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2017, this rebate amounted to $268,530, $2,542, $6,117, $170, $3,155, $8, and $224 for Class A, Class B, Class C, Class R2, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent

Notes to Financial Statements – continued

deferred sales charges are paid to MFD and during the year ended September 30, 2017, were as follows:

Amount
Class A	$20,786
Class B	223,611
Class C	100,692
Class 529B	371
Class 529C	452

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on January 31, 2019, unless MFD elects to extend the waiver. For the year ended September 30, 2017, this waiver amounted to $17,318 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended September 30, 2017 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2017, were as follows:

	Fee	Waiver
Class 529A	$22,256	$11,128
Class 529B	1,535	768
Class 529C	10,844	5,422
Total Program Manager Fees and Waivers	$34,635	$17,318

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2017, the fee was $1,289,102, which equated to 0.0169% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,974,058.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

Notes to Financial Statements – continued

services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2017 was equivalent to an annual effective rate of 0.0084% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $6,615 and the Retirement Deferral plan resulted in an expense of $3,940. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $44,070 at September 30, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $24,056 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the

Notes to Financial Statements – continued

ISO Agreement. For the year ended September 30, 2017, the fee paid by the fund under this agreement was $13,905 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS redeemed 4,678 shares of Class I for an aggregate amount of $80,972.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended September 30, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $13,057,201 and $6,259,248, respectively. The sales transactions resulted in net realized gains (losses) of $(258,746).

(4) Portfolio Securities

For the year ended September 30, 2017, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,229,386,050	$1,044,330,987
Investments (non-U.S. Government securities)	$1,653,344,058	$1,887,501,707

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/17		Year ended 9/30/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	29,020,045	$538,425,692	33,279,757	$585,164,749
Class B	1,024,919	18,976,380	1,658,703	29,291,667
Class C	8,462,972	157,559,811	11,850,748	210,574,658
Class I	26,779,656	495,511,613	10,523,053	187,762,971
Class R1	87,533	1,614,678	151,284	2,680,787
Class R2	3,371,039	63,073,901	3,689,991	65,415,750
Class R3	4,386,374	81,680,646	6,565,504	117,372,484
Class R4	2,915,624	53,986,298	4,424,640	78,534,320
Class R6	13,657,135	257,469,310	6,190,265	109,681,612
Class 529A	175,455	3,251,307	180,164	3,182,923
Class 529B	9,381	173,630	8,119	143,591
Class 529C	105,194	1,954,930	159,476	2,814,965
	89,995,327	$1,673,678,196	78,681,704	$1,392,620,477

Notes to Financial Statements – continued

	Year ended 9/30/17		Year ended 9/30/16
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	8,313,757	$152,831,316	13,296,568	$231,514,755
Class B	261,238	4,788,667	497,370	8,642,513
Class C	1,332,503	24,560,748	2,150,769	37,548,420
Class I	827,393	15,280,370	654,399	11,416,241
Class R1	19,707	360,455	38,977	675,608
Class R2	319,012	5,881,581	461,229	8,050,749
Class R3	574,940	10,581,758	933,796	16,270,954
Class R4	538,801	9,922,687	814,557	14,210,711
Class R6	325,141	6,023,685	228,162	3,988,712
Class 529A	41,020	752,446	59,418	1,032,249
Class 529B	2,267	41,539	4,401	76,419
Class 529C	15,493	285,293	22,473	392,391
	12,571,272	$231,310,545	19,162,119	$333,819,722

Shares reacquired
Class A	(49,757,100)	$(922,778,095)	(44,819,721)	$(795,021,303)
Class B	(3,015,024)	(56,211,264)	(2,858,347)	(50,408,627)
Class C	(15,726,053)	(294,425,043)	(8,941,056)	(158,468,198)
Class I	(14,985,047)	(281,829,427)	(5,330,720)	(92,807,459)
Class R1	(229,892)	(4,274,943)	(222,145)	(3,924,026)
Class R2	(3,123,739)	(58,302,947)	(2,539,438)	(44,951,276)
Class R3	(4,143,449)	(77,034,387)	(5,631,763)	(100,660,020)
Class R4	(4,698,839)	(87,063,390)	(5,441,678)	(96,209,137)
Class R6	(3,091,870)	(57,480,770)	(1,014,394)	(17,905,316)
Class 529A	(175,332)	(3,258,761)	(119,058)	(2,100,175)
Class 529B	(21,664)	(402,359)	(24,608)	(434,126)
Class 529C	(112,283)	(2,092,306)	(82,204)	(1,455,268)
	(99,080,292)	$(1,845,153,692)	(77,025,132)	$(1,364,344,931)

Net change
Class A	(12,423,298)	$(231,521,087)	1,756,604	$21,658,201
Class B	(1,728,867)	(32,446,217)	(702,274)	(12,474,447)
Class C	(5,930,578)	(112,304,484)	5,060,461	89,654,880
Class I	12,622,002	228,962,556	5,846,732	106,371,753
Class R1	(122,652)	(2,299,810)	(31,884)	(567,631)
Class R2	566,312	10,652,535	1,611,782	28,515,223
Class R3	817,865	15,228,017	1,867,537	32,983,418
Class R4	(1,244,414)	(23,154,405)	(202,481)	(3,464,106)
Class R6	10,890,406	206,012,225	5,404,033	95,765,008
Class 529A	41,143	744,992	120,524	2,114,997
Class 529B	(10,016)	(187,190)	(12,088)	(214,116)
Class 529C	8,404	147,917	99,745	1,752,088
	3,486,307	$59,835,049	20,818,691	$362,095,268

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2017, the fund’s commitment fee and interest expense were $53,578 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Affiliated Issuer		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		121,260,538	978,249,494	(948,007,555)	151,502,477

Affiliated Issuer	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(4,611)	$10,739	$—	$1,092,590	$151,502,477

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Fund (one of the series of MFS Series Trust V) (the “Fund”) as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2017

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Nevin Chitkara
William Douglas
Steven Gorham
Richard Hawkins
Joshua Marston
Robert Persons
Jonathan Sage
Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $6.3 billion. The Trustees concluded that the breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $126,646,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 59.10% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. Effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by the report, the Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, John P. Kavanaugh and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountant to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended September 30, 2017 and 2016, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2017	2016
Fees billed by Deloitte:
MFS Research Fund	43,801	42,958
MFS Total Return Fund	69,050	67,711

Total	112,851	110,669

	Audit Fees
	2017	2016
Fees billed by E&Y:
MFS International New Discovery Fund	48,719	47,323

For the fiscal years ended September 30, 2017 and 2016, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To MFS Research Fund	0	0	6,700	6,601	0	0
To MFS Total Return Fund	0	0	9,272	9,135	0	0
Total fees billed by Deloitte To above Funds:	0	0	15,972	15,736	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Research Fund*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Total Return Fund*	0	0	0	0	5,390	5,000

	Aggregate Fees for Non-audit Services
	2017	2016
Fees billed by Deloitte
To MFS Research Fund, MFS and MFS Related Entities#	851,560	76,879
To MFS Total Return Fund, MFS and MFS Related Entities#	854,132	79,413

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2017	2016	2017	2016	2017	2016
Fees billed by E&Y:
To MFS International New Discovery Fund	0	0	9,222	9,073	2,563	2,968

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2017	2016	2017	2016	2017	2016
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS International New Discovery Fund*	1,603,983	1,612,499	0	0	66,300	132,596

	Aggregate Fees for Non-audit Services
	2017	2016
Fees billed by E&Y:
To MFS International New Discovery Fund, MFS and MFS Related Entities#	1,854,068	1,792,736

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: November 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: November 15, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 15, 2017

*	Print name and title of each signing officer under his or her signature.